SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           First Albany Companies Inc.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                     FIRST
                                     ALBANY
                                   COMPANIES

                                                                  March 31, 2005

Dear Shareholder:

     The 2005 Annual Meeting of Shareholders of First Albany Companies Inc. will be held at the Company's new headquarters at 677 Broadway, Albany, New York on Thursday, April 28, 2005, at 10:00 A.M. (EDT).

     The enclosed material includes the Notice of Annual Meeting and Proxy Statement that describes the business to be transacted at the meeting. We ask that you give it your careful attention.

     As in the past, we will be reporting on your Company's activities and you will have an opportunity to ask questions about its operations.

     We hope that you are planning to attend the Annual Meeting personally and we look forward to seeing you. Whether or not you are able to attend in person, it is important that your shares be represented at the Annual Meeting. Accordingly, the return of the enclosed Proxy as soon as possible will be appreciated and will ensure that your shares are represented at the Annual Meeting. In addition to using the traditional proxy card, most shareholders also have the choice of voting over the Internet or by telephone. Over 97 percent of the outstanding shares were represented at last year's Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your Proxy should you wish to vote in person.

     On behalf of the Board of Directors and management of First Albany Companies Inc., I would like to thank you for your continued support and confidence.

                                        Sincerely yours,


                                        /s/ George C. McNamee
                                        ----------------------------------------
                                        George C. McNamee
                                        Chairman of the Board

                                     FIRST
                                     ALBANY
                                   COMPANIES

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 APRIL 28, 2005

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Albany Companies Inc. (the "Company") will be held at the offices of the Company, 677 Broadway, Albany, New York, on Thursday, April 28, 2005 at 10:00 a.m. (EDT), for the following purposes:

     (1) To elect three directors whose terms will expire at the 2008 Annual Meeting of Shareholders;

     (2) To consider and act upon a proposal to approve the adoption of the Fourth Amendment to the First Albany Companies Inc. 1999 Long-Term Incentive Plan to increase the number of shares available for issuance;

     (3) To consider and act upon a proposal to approve the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Key Employees;

     (4) To consider and act upon a proposal to approve the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Holders of common stock of record as of the close of business on March 11, 2005, are entitled to receive notice of and vote at the Annual Meeting of Shareholders. A list of such shareholders may be examined at the offices of the Company during regular business hours for ten full days prior to the Annual Meeting as well as at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. For that reason we ask that you promptly sign, date, and mail the enclosed Proxy card in the return envelope provided. You may also have the option of voting over the Internet or by telephone. Please refer to your proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person.

                                        By Order of the Board of Directors


                                        /s/ Stephen P. Wink
                                        ----------------------------------------
                                        Stephen P. Wink
                                        Secretary

                                        Albany, New York
                                        March 31, 2005

                                     FIRST
                                     ALBANY
                                   COMPANIES

                                  677 BROADWAY
                           ALBANY, NEW YORK 12207-2990

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 28, 2005

     This Proxy Statement is being furnished to the Shareholders of First Albany Companies Inc., a New York corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 677 Broadway, Albany, New York, on Thursday, April 28, 2005 at 10:00 A.M. (EDT), and any postponements or adjournments thereof (the "Meeting"). The mailing address of the principal executive office of the Company is 677 Broadway, Albany, New York 12207-2990 and its telephone number is (518) 447-8500.

     At the Meeting, the Shareholders of the Company will be asked (i) to elect three directors of the Company whose terms will expire at the 2008 Annual Meeting of Shareholders; (ii) to consider and act upon a proposal to approve the adoption of the Fourth Amendment to the First Albany Companies Inc. 1999 Long-Term Incentive Plan; (iii) to consider and act upon a proposal to approve the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Key Employees; and (iv) to consider and act upon a proposal to approve the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees.

                               PROXY SOLICITATION

     This Proxy Statement and the enclosed form of proxy are expected to be mailed on or about March 31, 2005. All expenses of the Company in connection with this solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and other employees of the Company in person or by mail, telephone, facsimile or e-mail, without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials but these individuals will receive no additional compensation for these solicitation services.

                      VOTING BY MAIL, INTERNET OR TELEPHONE

     Shareholders who cannot attend the Annual Meeting in person can be represented by proxy. Most shareholders have a choice of voting over the Internet, using a toll-free telephone number or completing the proxy card in the form enclosed and mailing it in the envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you.

     A proxy may be revoked at any time before it is exercised by giving notice of revocation to the Secretary of the Company, by executing a later-dated proxy (including an Internet or telephone vote) or by attending and voting in person at the Meeting. The execution of a proxy will not affect a shareholder's right to attend the Meeting and vote in person, but attendance at the Meeting will not, by itself, revoke a proxy. Proxies properly completed and received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting.

                 MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

     In accordance with a notice sent to eligible shareholders who share a single address, we are sending only one annual report and proxy statement to that address unless we received instructions to the contrary from any shareholder at that address. This practice, known as "householding," is designed to reduce the Company's printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate annual report or proxy statement in the future, he or she may contact our transfer agent, American Stock Transfer and Trust Company, at (800) 937-5449 or write to American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038, Attention: Shareholder Services Department. If you are an eligible shareholder of record receiving multiple copies of our annual report and proxy statement, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

                         VOTING, RECORD DATE AND QUORUM

     Proxies will be voted as specified or, if no direction is indicated on a proxy, will be voted (i) "FOR" the election of the three persons named under the caption "Election of Directors"; (ii) "FOR" the approval of the adoption of the Fourth Amendment to the First Albany Companies Inc. 1999 Long-Term Incentive Plan; (iii) "FOR" the approval of the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Key Employees; and (iv) "FOR" the approval of the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees.

     The persons named in the proxy also may vote in favor of a proposal to adjourn the Meeting to a subsequent date or dates without further notice in order to solicit and obtain sufficient votes to approve the matters being considered at the Meeting. If a proxy is returned which specifies a vote against a proposal, such discretionary authority will not be used to adjourn the Meeting in order to solicit additional votes in favor of such proposal. As to any other matter or business which may be brought before the Meeting including any adjournment(s) or postponement(s) thereof, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons voting the same, but the Board does not know of any such other matter or business.

     The close of business on March 11, 2005 has been fixed as the record date for the determination of Shareholders entitled to vote at the Meeting. 16,158,563 shares of common stock were outstanding as of the record date. Each Shareholder will be entitled to cast one vote, in person or by proxy, for each share of common stock held. The presence, in person or by proxy, of the holders of at least a majority of the shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Abstentions, broker non-votes and votes to "withhold authority" are counted in determining whether a quorum has been reached on a particular matter.

     The election of directors requires a plurality of the votes cast for the election of directors; accordingly, the directorships to be filled at the Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

     The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the approval of the Fourth Amendment to the First Albany Companies Inc. 1999 Long-Term Incentive Plan. An abstention from voting on this matter will be treated as "present" for quorum purposes. However, because an abstention is not voted, an abstention will have the effect of a negative vote.

     The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the approval of the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Key Employees. An abstention from voting on this matter will be treated as "present" for quorum purposes. However, because an abstention is not voted, an abstention will have the effect of a negative vote.

     The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the approval of the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees. An abstention from voting on this matter will be treated as "present" for quorum purposes. However, because an abstention is not voted, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     THE BOARD RECOMMENDS (I) THE ELECTION OF THE THREE PERSONS NAMED AS NOMINEES UNDER "ELECTION OF DIRECTORS", (II) THE APPROVAL OF THE ADOPTION OF THE FOURTH AMENDMENT TO THE FIRST ALBANY COMPANIES INC. 1999 LONG-TERM INCENTIVE PLAN; (III) THE APPROVAL OF THE ADOPTION OF THE FIRST ALBANY COMPANIES INC. 2005 DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES; AND (IV) THE APPROVAL OF THE ADOPTION OF THE FIRST ALBANY COMPANIES INC. 2005 DEFERRED COMPENSATION PLAN FOR PROFESSIONAL AND OTHER HIGHLY COMPENSATED EMPLOYEES.

               STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning the beneficial ownership of common stock of the Company as of March 11, 2005, by (i) persons owning more than 5 percent of the common stock, (ii) each director and each nominee for election as a director of the Company and the executive officers as of December 31, 2004 included in the Summary Compensation Table and (iii) all directors and current executive officers of the Company as a group. An asterisk in the percentage column indicates that a person or group beneficially owns less than one percent of the outstanding shares.

                                               Shares Beneficially Owned(1)
                                               ----------------------------
Name                                                  Number    Percent
----                                                ---------   -------
George C. McNamee(2,3,7)                            1,792,912    10.96%
Alan P. Goldberg(2,4,7)                             1,402,179     8.52%
Robert M. Fine                                        239,618     1.49%
Gordon J. Fox(2,7)                                     22,762         *
Kenneth D. Gibbs(2,7)                                 125,715         *
Steven R. Jenkins(2,7)                                171,911     1.06%
Hugh A. Johnson, Jr.(2)                               417,671     2.56%
Arthur T. Murphy, Jr.(2,5,7)                          389,737     2.41%
Thomas W. Sheedy, Jr.(2,7)                            131,901         *
Carl P. Carlucci, Ph.D.(2)                              3,969         *
Walter M. Fiederowicz(2,6)                             16,595         *
Nicholas A. Gravante, Jr.(2)                           41,301         *
Dale Kutnick(2)                                        19,065         *
Shannon P. O'Brien(2)                                   3,938         *
Arthur J. Roth(2)                                      26,168         *
All directors and current executive officers
   as a group (15 persons)(2)                       4,805,442    27.96%

(1.) Except as noted in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2.) Includes shares of Common Stock that may be acquired within 60 days of March 11, 2005, through the exercise of stock options as follows: Mr.
     McNamee: 195,112; Mr. Goldberg: 299,766; Mr. Fox: 6,667; Mr. Gibbs: 39,095;
     Mr. Jenkins: 104,718; Mr. Johnson: 206,158; Mr. Murphy: 56,135; Mr. Sheedy:
     52,490; Mr. Carlucci: 1,168; Mr. Fiederowicz: 1,167; Mr. Gravante: 1,167; Mr. Kutnick: 1,501; Ms. O'Brien: 1,501; Mr. Roth: 1,168; and all directors and executive officers as a group: 967,813. Also includes the number of phantom stock units held under the Deferred Compensation Plan for Key Employees as follows: Mr. McNamee: 5,892; Mr. Goldberg: 16,371; Mr. Gibbs:
     15,222; Mr. Jenkins: 11,990; Mr. Johnson: 2,423; Mr. Murphy: 3,697; Mr.
     Sheedy: 5,141; and all directors and executive officers as a group: 60,736.

(3.) Includes 55,000 shares owned by Mrs. McNamee's retained annuity trust. Also includes 28,854 shares owned by Mr. McNamee as custodian for his minor children.

(4.) Includes 129,539 shares held by the Goldberg Charitable Trust. Mr. Goldberg is the co-trustee of such trust and disclaims beneficial ownership of such shares.

(5.) Includes 7,000 shares held by the Arthur T. and Barbara S. Murphy
     Foundation Inc. Mr. Murphy is the co-trustee of such trust and disclaims beneficial ownership of such shares.

(6.) Includes 10,268 shares owned by Mr. Fiederowicz's spouse; Mr. Fiederowicz disclaims beneficial ownership of such shares.

(7.) Includes restricted shares of Common Stock over which the persons named have no dispositive power: Mr. McNamee: 5,262; Mr. Goldberg: 8,770; Mr.
     Fox: 4,095; Mr. Gibbs: 8,112; Mr. Jenkins: 30,262; Mr. Murphy: 27,055; Mr.
     Sheedy: 42,856; and all directors and executive officers as a group:
     126,412.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Bylaws of the Company currently provide that the Board shall consist of ten directors elected in three classes. Three directors will be elected at the Meeting to serve for a three-year term expiring at the Annual Meeting of Shareholders in 2008. The Board has nominated George C. McNamee, Walter M. Fiederowicz and Shannon P. O'Brien as directors. The Board recommends that shareholders vote FOR the election of these nominees.

     If the enclosed proxy card is duly executed and received in time for the Meeting, and if no contrary specification is made as provided therein, it will be voted in favor of the election of persons nominated as directors by the Board.

     Each of the nominees has consented to serve as a director if elected. Should any nominee for director become unable or unwilling to accept election, proxies will be voted for a nominee selected by the Board, or the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office. Any vacancy occurring during the term of office of any director may be filled by the remaining directors for a term expiring at the next meeting of Shareholders at which the election of directors is in the regular order of business. Each of the nominees are presently directors of the Company.

     Set forth below is certain information furnished to the Company by the director nominees and by each of the incumbent directors whose terms will continue following the Meeting.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The directors nominated for election whose terms will expire in 2008 are as follows:

GEORGE C. McNAMEE, age 58, joined First Albany in 1969. Mr. McNamee has been Chairman of the Company since its inception and also serves as a Managing Partner and Managing Director of FA Technology Ventures. Mr. McNamee was Co-Chief Executive Officer of the Company from 1993 to 2002. In addition, Mr. McNamee is Chairman of Plug Power Inc. (a maker of fuel cells). He also serves on the Board of Directors of the New York Conservation Education Fund. Mr. McNamee has been a director of the Company since its incorporation in 1985.

WALTER M. FIEDEROWICZ, age 58, has been a private investor and consultant since August 1997. Since September 2000, he has served as Managing Director of Painter Hill Partners, an investment company. From April 1997 until August 1997, he served as the President and Chief Executive Officer of WorldCorp., Inc., a holding company owning shares of common stock of World Airways, Inc. (a provider of long-range passenger and cargo air transportation services to major airlines) and of InteliData Technologies Corporation (a provider of caller identification based telecommunications devices, smart telephones and on-line electronic information services). Mr. Fiederowicz served as chairman of Colonial Data Technologies Corp. (a distributor of telecommunications equipment which subsequently merged into InteliData Technologies Corporation) from August 1994 to March 1996. From January 1991 until July 1994, he held various positions, including Executive Vice President and Chairman and served as director of Conning & Company (the parent company of an investment firm). Mr. Fiederowicz also serves as a director of

Photronics, Inc. (a photomask manufacturer) and Hematech, LLC (a biotechnology company). Since 1998, Mr. Fiederowicz served as Chairman of CDT Corporation and Meacock Capital, PLC. Since August 2003, Mr. Fiederowicz has served as Chairman of the Board of Omega Underwriting Holdings, Ltd, a Lloyd's-based insurer. Mr. Fiederowicz is Lead Director, a member of the Audit and the Executive Compensation Committees, and has been a director of the Company since 1996.

SHANNON P. O'BRIEN, age 45, is Chief Executive Officer of the Girl Scouts, Patriot's Trail Council, Inc. since February 2005. Ms. O'Brien was the State Treasurer and Receiver General for the Commonwealth of Massachusetts from 1999 to January 2003. The 2002 Democratic Nominee for Governor of Massachusetts, Ms. O'Brien also served previously for eight years in the Massachusetts Legislature. She was Vice President for External Affairs for Community Care Systems, a behavioral healthcare network and taught at Boston University School of Communications. A graduate of Yale University and Boston University School of Law, she practiced law with the firm of Morrison Mahoney and Miller before entering the legislature. Ms. O'Brien is Chair of the Committee on Directors and Corporate Governance, a member of the Audit Committee and has been a director of the Company since 2003.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE THREE DIRECTOR NOMINEES.

The following directors' terms shall expire at the Annual Meeting of Shareholders in 2006:

HUGH A. JOHNSON, JR., age 64, served as Senior Vice President of the Company and Chief Investment Officer of First Albany Capital Inc. from 1977 to 2005, and Chairman of FA Asset Management, Inc., (formerly known as First Albany Asset Management) a subsidiary of the Company, from 1991 to 2005. Mr. Johnson currently serves as Consulting Investment Strategist for the Company and Chairman of Johnson Illington Advisors, LLC. Mr. Johnson is an economic advisor to the Chairman of the New York State Assembly Committee on Ways and Means and is a Director of the New York State Business Development Corporation, Security Mutual Life and Nye Parnell & Emerson. Mr. Johnson is a visiting Professor of Finance at Rensselaer Polytechnic Institute. In addition, he serves on several other state and community boards. Mr. Johnson has served as a director of the Company since 1990.

NICHOLAS A. GRAVANTE, JR., age 44, has been a partner at the law firm of Boies Schiller & Flexner LLP since July 1, 2000. Prior to that time he was a partner at Barrett, Gravante, Carpinello & Stern, LLP in New York City since 1992. Mr. Gravante practices law in the areas of corporate litigation and white-collar criminal defense. He is also a Trustee of the Community Service Society of New York, a Trustee of the Brooklyn Public Library and a member of the Board of Governors at the Lords Valley Country Club in Lords Valley, Pennsylvania. Mr. Gravante is a member of the Committee on Directors and Corporate Governance and has been a director of the Company since 2003.

DALE KUTNICK, age 54, is co-founder, Chairman and a director of META Group, Inc., a research and consulting firm focusing on information technology and business transformation. Mr. Kutnick served as Chief Executive Officer and Research Director of META Group, Inc. since its inception in January 1989 until 2002. Prior to co-founding META Group, Inc., Mr. Kutnick was Executive Vice President of Research at Gartner Group, Inc. and an Executive Vice President at Gartner Securities. Prior to his experience at Gartner Group, Inc., he served as an Executive Director, Research Director and Principal at Yankee Group and as a Principal at Battery Ventures, a venture capital firm. Mr.

Kutnick is a member of the Committee on Directors and Corporate Governance and has been a director of the Company since 2003.

ARTHUR T. MURPHY, age 50, was Executive Managing Director and Director of First Albany Capital's Municipal Capital Markets division from prior to 1999 until December 2004. He joined First Albany in 1980 as a Senior Vice President in charge of the Municipal Capital Markets Group. He is a member of the Municipal Executive Committee of the Bond Market Association. Mr. Murphy served as a governor of the Municipal Forum of New York from 1996-2001 and President from 1999-2000. He currently serves as a Trustee and Treasurer of the Public Health Research Institute in Newark, New Jersey and as a Trustee and Treasurer of the Greyston Foundation in Yonkers, New York. Mr. Murphy has been a director of the Company since 2003.

The following directors' terms shall expire at the Annual Meeting of Shareholders in 2007:

ALAN P. GOLDBERG, age 59, joined First Albany in 1980 and is President and Chief Executive Officer of the Company. Mr. Goldberg has served as the Company's President since 1989 and was Co-Chief Executive Officer from 1993 until 2002. Mr. Goldberg is a Director of SatCon Technology Corporation (a maker of power control systems) and MVP Health Care (a private company that provides health benefit plans). He is active in industry and civic organizations and serves on the board of several nonprofit institutions. Mr. Goldberg has been a director of the Company since its incorporation in 1985.

CARL P. CARLUCCI, Ph.D., age 56, has been Executive Vice President and Chief Financial Officer of the University of South Florida since 2001. Prior to joining the University of South Florida he was appointed First Deputy Comptroller, Office of the State Comptroller, State of New York from 1999 to 2001. From 1997 to 1999, Dr. Carlucci was Executive Vice President of the University at Albany, State University of New York. Dr. Carlucci's public service has included the positions of Secretary to the New York State Assembly Ways & Means Committee and Director of the New York Assembly Higher Education Committee. His prior experience in higher education has also included the position of Vice President for Administration at Brooklyn College and serving on the faculty of the Public Administration Departments of Baruch College of City University of New York and the University at Albany's Rockefeller College. Dr. Carlucci is Chair of the Executive Compensation Committee and has been a director of the Company since 2003.

ARTHUR J. ROTH, age 65, was New York State Commissioner of Taxation and Finance from 1999 through August 2003. Prior to his appointment as Commissioner, Mr. Roth was Deputy Commissioner for Operations, New York State Department of Taxation and Finance from 1996 until 1999. Mr. Roth is a Certified Public Accountant and was Senior Consulting Director for Coopers & Lybrand, LLP and a Director of their Financial Advisory Practice for Upstate New York in the early 1990s. Mr. Roth was Chairman of the Governor's Empire Zone Designation Board, the Special Commission on Tax Exempt Property for the City of Albany, and the Albany Municipal Water Finance Authority, among others. Mr. Roth serves as a director of Albany Molecular Research, Inc. (a chemistry-based drug discovery and development company), MVP Health Care (a private company that provides health benefit plans) and Harriman Research and Technology Development Corporation (redeveloping a research and technology office complex in Albany, New York). He also serves as a special consultant to the law firm of Hodgson Russ, LLP. Mr. Roth has been a member of and led a great number of civic and business organizations, including The Center for Economic Growth, The University at Albany Foundation and the New York State Society of Certified Public Accountants. Mr. Roth is Chair of the Audit Committee and has been a director of the Company since 2003.

The following executive officers do not serve as directors and are not nominated for election as directors:

GORDON J. FOX, age 54, has been Executive Managing Director of First Albany Companies Inc. and Director of Operations since he joined First Albany Capital Inc. in May 2004. Prior to joining First Albany, Mr. Fox was Senior Vice President at ADP and head of Account Management for all brokerage processing customers since 1999. He previously was in charge of both the Client Services and Product Support Groups of the service bureau. Prior to ADP, Mr. Fox ran operations for First Albany from 1983 to 1993. In addition, Mr. Fox's prior experience includes operational responsibilities at Rotan Mosle, Citibank, SIAC and Wheat First Securities.

STEVEN R. JENKINS, age 40, joined First Albany Capital in 1999 as Chief Financial Officer and Senior Vice President. In January 2000, he was named Chief Financial Officer of the Company. Since mid-2002, Mr. Jenkins has been Executive Managing Director, Chief Operating Officer and Chief Financial Officer of First Albany Capital Inc. Before joining First Albany, Mr. Jenkins served as Chief Financial Officer and Senior Vice President of Precision Imaging Solutions Inc. (a regional imaging company). Prior to that, he held several financial positions with Dain Rauscher, an investment bank, most recently as Managing Director and Director of Finance of Dain Rauscher Wessels, a division of Dain Rauscher Inc. Mr. Jenkins has been a certified public accountant licensed in the State of Texas since 1991.

                            GOVERNANCE OF THE COMPANY

     The Board of Directors held nine meetings during the Company's fiscal year ended December 31, 2004. The committees of the Board each held the number of meetings noted below in "Committees of the Board". During 2004, each Director attended at least 88 percent of the total number of meetings of the Board (while he or she was a member) and at least 95 percent of the total number of meetings of committees of the Board on which he or she served. Directors are encouraged to attend the annual meeting of shareholders, and all Directors attended last year's meeting. The Board has determined that Messrs. Carlucci, Fiederowicz, Gravante, Kutnick and Roth and Ms. O'Brien are "independent directors" as defined in the NASDAQ Stock Market listing standards.

     The Company has a Code of Business Conduct and Ethics applicable to all employees of the Company and members of the Board of Directors. The Code, as well as the Charters of each of the Committees listed below, are available on the Company's website (www.firstalbany.com). The Company intends to post amendments to or waivers from its Code at this location on its website.

     The Company has also adopted a procedure by which shareholders may send communications as defined within Item 7(h) of Schedule 14A under the Exchange Act to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors in care of the Company's Corporate Secretary at the following address: First Albany Companies Inc., 677 Broadway, Albany, New York 12207-2990, Attn: Corporate Secretary. Any such communications will be promptly distributed by the Corporate Secretary to such individual director(s) or to all directors if addressed to the whole Board of Directors.

                             COMMITTEES OF THE BOARD

     The Board of Directors has three standing committees: the Audit Committee, the Executive Compensation Committee and the Committee on Directors and Corporate Governance.

     THE AUDIT COMMITTEE. The Audit Committee, responsible for reviewing the Company's financial statements, met 15 times during the fiscal year. The Audit Committee operates pursuant to a written charter that the Board reviews each year to assess its adequacy. The Audit Committee reviews the Company's internal accounting controls and financial statements, reviews with the Company's independent auditors the scope of their audit, their report and their recommendations and is directly responsible for the selection of the Company's independent auditors. This Committee is comprised of Mr. Roth, who serves as Chair, Ms. O'Brien and Mr. Fiederowicz. Each member of the Audit Committee is an "independent director" as defined in the NASDAQ Stock Market listing standards, and is independent within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and the Company's Corporate Governance Guidelines. Each of Mr. Roth and Mr. Fiederowicz are qualified as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act, and the Board has determined that they have accounting and related financial management expertise within the meaning of the NASDAQ Stock Market listing standards.

     We have adopted policies on reporting of concerns regarding accounting, internal accounting controls or auditing matters ("Accounting Matters"). Any employees who have concerns about Accounting Matters may report their concerns to any of the following: (i) the employee's supervisor, (ii) the General Counsel of the Company, (iii) an attorney in the Legal Department of First Albany, (iv) the Director of Human Resources of First Albany; (v) the Company's toll free anonymous voice mailbox at 1-866-480-6132, or (vi) the Company's anonymous drop-box, which may be accessed through the Company's website (www.firstalbany.com). The full text of the Complaint Procedures for Accounting and Auditing Matters is available on our website.

     The Audit Committee's procedures for the pre-approval of the audit and permitted non-audit services are described in "Audit Committee Report -- Audit Committee Pre-Approval Policy."

     THE EXECUTIVE COMPENSATION COMMITTEE. The Executive Compensation Committee is responsible for reviewing and approving the compensation of executive officers of the Company. The Compensation Committee also administers the Company's 1999 Long-Term Incentive Plan, 2001 Long-Term Incentive Plan and the 2003 Senior Management Bonus Plan. The Executive Compensation Committee met six times during fiscal year 2004 and is comprised of Messrs. Carlucci and Fiederowicz. Mr. Carlucci is the Chair of the Committee. Each member of the Executive Compensation Committee is an "independent director" as defined in the NASDAQ Stock Market listing standards.

     THE COMMITTEE ON DIRECTORS AND CORPORATE GOVERNANCE. The Board established the Committee on Directors and Corporate Governance in fiscal year 2002. The Committee held two meetings during 2004. Among its specific duties, the Committee determines criteria for service as director, reviews candidates and considers appropriate governance practices. The Committee considers nominees for director proposed by shareholders. To recommend a prospective nominee for the Committee's consideration, shareholders should submit the candidate's name and qualifications to the Company's Corporate Secretary in writing to the following address: First Albany Companies Inc., 677 Broadway, Albany, New York 12207-2990, Attn: Corporate Secretary. The Committee on Directors and Corporate Governance is comprised of Ms. O'Brien, who serves as Chair and Messrs. Gravante and Kutnick. In identifying and recommending nominees for positions on the Board of Directors, the Committee on Directors and Corporate Governance places primary emphasis on the criteria set forth in our Corporate Governance Guidelines which include diversity, age and skills, all in the context of an assessment of the perceived needs of the Board. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration.

                              DIRECTOR COMPENSATION

     During 2004, the Company paid directors who are not executive officers of the Company (the "Non-Employee Directors") an annual retainer of $30,000 and, in addition, an annual retainer of $40,000 to the Lead Director, Mr. Fiederowicz. In addition, the Company paid Non-Employee Directors $1,000 per board or committee meeting attended ($500 for attendance by conference call), plus reimbursement of reasonable expenses. The Chair of the Audit Committee was paid an additional annual retainer of $30,000 and the Non-Employee Directors who were members of such committee were paid additional annual retainers of $10,000. The Chairs of other committees on the Board were paid additional annual retainers of $10,000 and Non-Employee Directors who were members of such other Committees were paid additional annual retainers of $5,000. Employee directors do not receive any compensation for their service as members of the Board.

     Under the 2003 Directors' Stock Plan, the Non-Employee Directors each received a grant of an option covering 2,500 shares of Common Stock on April 27, 2004. The number of options or restricted shares awarded are generally within the discretion of the Board, except that no Non-Employee Director may receive an option covering more than 5,000 shares or 2,000 restricted shares in any year. Pursuant to this annual grant provision, all of the Company's Non-Employee Directors following the Annual Meeting will receive stock options to purchase 2,500 shares of Common Stock.

     All options that may be granted under the Directors' Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant, become exercisable in three equal installments beginning on the first anniversary of the date of grant, and have a 10-year term. In addition to any annual grant of options or restricted shares, under the Directors' Plan, the Board may from time to time make additional discretionary grants (subject to the limits noted above) and may permit a Non-Employee Director to elect to receive all or a portion of his/her annual cash retainer in restricted shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In the ordinary course of its business, First Albany Capital Inc. extends credit to employees, including directors and executive officers, under Regulation T, which regulates credit in cash and margin accounts. Such extensions of credit are performing and are made on the same terms as for customers.

     As of December 31, 2004, the Company had a commitment to invest as a limited partner up to $10.4 million in FA Technology Ventures, L.P. (the "Fund"), a technology fund with total limited partner equity commitments of $100 million. The Company also had a commitment as of that date to invest up to an additional $7.9 million in parallel with the Fund; this parallel commitment may be satisfied by investments from the Company's employee funded investment vehicles established by the Company to allow select employees to invest along with the Fund. Messrs. Goldberg and Fiederowicz are also limited partners in this Fund. The Fund is managed by FA Technology Ventures Corporation a wholly-owned subsidiary of the Company, which receives management fees for its services. George McNamee is an employee of this subsidiary and received compensation from it, which is reflected in the summary compensation table below. In addition, Mr. McNamee is a member of FATV GP LLC, the general partner of the Fund, with a current 17.251 percent membership interest. As a result of this interest in the general partner, he would be entitled to receive a corresponding percentage of the 20 percent carried interest that may become payable by the Fund to its general partner if the Fund's investments are successful. Mr. McNamee is required under the partnership agreement for the Fund to devote a majority of his business time to the conduct of the Fund and any parallel funds.

     First Albany Capital Inc. had an exclusive arrangement with META Group Inc. ("META"), an information technology research advisor that was terminated by First Albany Capital as of August 20, 2004. Under the arrangement, First Albany Capital Inc. had access to META's research and analysts and used this information in support of its own research products. Mr. Kutnick is the Chairman of the Board of Directors of META and owns approximately 13.38 percent of META common stock. In 2004, First Albany Capital Inc. paid META $1,838,482 (including $62,159 in expense reimbursements) pursuant to this arrangement.

     Mr. Gravante is a partner in the law firm of Boies Schiller & Flexner LLP ("Boies"). The Company or its subsidiaries paid a total of $3,154 in 2004 to Boies for legal services rendered.

     In March 2004, the Company closed a $10 million private placement of its common stock. The private placement was purchased by accredited investor employees of the Company or its subsidiaries. Adams Harkness & Hill, Inc. acted as financial advisor to the Company for the private placement. Mr. Jenkins participated in the private placement, purchasing 17,921 shares at $11.16 per share.

     Messrs. Roth and Goldberg have been members of the Board of Directors of MVP Health Care since January 2004. MVP Health Care is a provider of health care benefit plans and provides health coverage to most of the Company's employees. The Company's contract with MVP was renewed effective January 1, 2005, after approval by non-interested members of the Audit Committee. In 2004, the Company paid MVP Health Care $3,281,307 for health care coverage for its employees.

                       COMPENSATION OF EXECUTIVE OFFICERS
                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid or earned by (i) the Chief Executive Officer1 and (ii) the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of December 31, 2004 (collectively referred to as the "Named Executive Officers").

                                                               LONG TERM
                                                          COMPENSATION AWARDS
                                                       ------------------------
                                ANNUAL COMPENSATION     RESTRICTED   SECURITIES
  NAME & PRINCIPAL             ---------------------      STOCK      UNDERLYING      ALL OTHER
      POSITION          YEAR    SALARY       BONUS     AWARDS(2,3)   OPTIONS(4)   COMPENSATION(5)
  ----------------      ----   --------   ----------   -----------   ----------   ---------------
GEORGE C. MCNAMEE(1)    2004   $300,000   $  300,000     $120,952           0          $6,000
CHAIRMAN                2003    300,000      600,000            0           0           6,000
                        2002    300,000      300,000            0           0               0

ALAN P. GOLDBERG(1)     2004   $400,000   $  500,000     $201,586           0          $6,000
PRESIDENT & CHIEF       2003    400,000    1,000,000            0      50,000           6,000
EXECUTIVE OFFICER       2002    308,333      500,000            0      50,000           6,000

ROBERT M. FINE          2004   $187,500   $  446,875     $      0           0          $    0
EXECUTIVE MANAGING      2003         --           --           --          --              --
DIRECTOR                2002         --           --           --          --              --

KENNETH D. GIBBS        2004   $200,000   $  800,000     $186,463           0          $6,000
EXECUTIVE MANAGING      2003    200,000    1,025,000            0           0           6,000
DIRECTOR                2002    200,000      975,662            0      37,050           6,000

THOMAS W. SHEEDY, JR.   2004   $200,000   $  816,706     $410,425           0          $6,000
EXECUTIVE MANAGING      2003    200,000      936,716      165,000           0           6,000
DIRECTOR                2002    150,000      600,000            0      55,126               0

----------
(1.) Mr. McNamee served as Co-Chief Executive Officer of the Company with Mr.
     Goldberg until July 2003, at which time Mr. Goldberg became the sole Chief Executive Officer.

(2.) The restricted stock awards reflected in this column are valued at the market price of Common Stock as of the date of grant and vest in equal increments of approximately 33 percent over a three year period, with the exception of 25,000 shares awarded to Thomas W. Sheedy, Jr. on February 15, 2003 that become 100 percent vested on February 15, 2006. The holders of restricted stock under the Company's Long Term Incentive Plans are entitled to receive dividends paid by the Company.

(3.) As of December 31, 2004, Mr. McNamee owned an aggregate of 7,854 shares of restricted stock with a value at that date of $76,183, Mr. Goldberg owned an aggregate of 13,090 shares of restricted stock with a value at that date of $126,973, Mr. Gibbs owned an aggregate of 12,108 shares of restricted stock with a value at that date of $117,447 and Mr. Sheedy owned an aggregate of 51,651 shares of restricted stock with a value at that date of $501,014.

(4.) Prior to 2003, the Company issued two 5 percent stock dividends. As a result, the number of securities underlying each option granted and the exercise price have been adjusted to reflect such dividends where appropriate.

(5.) Represents contributions by the Company to the First Albany Companies Inc.
     Deferred Compensation Plan for Key Employees, a nonqualified plan in which certain key employees of the Company are eligible to participate. Under this plan, a participating executive officer will become vested in any unvested Company contributions in the event that such executive officer's employment is terminated in connection with a change of control of the Company. The committee administering the Deferred Compensation Plan may also provide in a participant's annual deferral agreement for acceleration of vesting solely upon a change of control of the Company.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

The Company's long term compensation program primarily involves restricted stock and the Company made no option grants to the Named Executive Officers in 2004.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides information concerning the exercise of stock options during 2004 by each of the Named Executive Officers and the year-end value of their unexercised options.

                                                        NUMBER OF SECURITIES                VALUE OF
                                                            UNDERLYING                    UNEXERCISED
                                                            UNEXERCISED                   IN-THE-MONEY
                          SHARES                         OPTIONS AT FISCAL                 OPTIONS AT
                         ACQUIRED        VALUE              YEAR-END(#)              FISCAL YEAR-END($) (2)
                            ON         REALIZED     ---------------------------------------------------------
NAME                    EXERCISE(#)     ($) (1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    -----------   -----------   -----------   -------------   -----------   -------------
George C. McNamee          50,000     $347,560.00     195,112              0        $354,359              0
Alan P. Goldberg                0               0     299,766         83,334         243,243       $126,504
Robert M. Fine                  0               0           0              0               0              0
Kenneth D. Gibbs            8,980       59,929.83      31,598         22,497          70,927         67,423
Thomas W. Sheedy, Jr.      20,000      115,719.40      33,747         24,532         132,670        100,533

----------
(1.) Represents the difference between the fair market value of the shares at date of exercise and the exercise price multiplied by the number of options exercised.

(2.) Represents the difference between the fair market value of the share as of December 31, 2004 and the exercise price multiplied by the number of unexercised options.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2004 with respect to shares of common stock of the Company that may be issued under the Company's existing equity compensation plans.

                                                                                     C
                                                                               NUMBER OF SECURITIES
                                          A                     B              REMAINING AVAILABLE
                                 NUMBER OF SECURITIES    WEIGHTED AVERAGE      FOR FUTURE ISSUANCE
                                   TO BE ISSUED UPON    EXERCISE PRICE OF          UNDER EQUITY
                                      EXERCISE OF          OUTSTANDING          COMPENSATION PLANS
                                 OUTSTANDING OPTIONS,   OPTIONS, WARRANTS     (EXCLUDING SECURITIES
         PLAN CATEGORY           WARRANTS AND RIGHTS        AND RIGHTS      REFLECTED IN COLUMN A)(1)
         -------------           --------------------   -----------------   -------------------------
Equity Compensation Plans
   Approved by Shareholders(2)       1,737,741(3)            $9.28(4)              1,028,261(5)

Equity Compensation
   Plans Not Approved
   by Shareholders(6)                1,492,274(7)            $6.36(8)                138,454(9)
                                     ---------               -----                 ---------
Total                                3,230,015               $8.23                 1,166,715
                                     ---------               -----                 ---------

----------
(1.) The table does not reflect the proposed amendment to the 1999 Long-Term
     Incentive Plan or the proposed adoption of the 2005 Deferred Compensation Plan for Key Employees and the 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees.

(2.) Consists of the 1989 Stock Incentive Plan, the 1999 Long-Term Incentive
     Plan and the 2003 Directors' Stock Plan.

(3.) Consists of 524,336 options under the 1989 Stock Incentive Plan, 1,193,073 options under the 1999 Long-Term Incentive Plan and 20,332 options under the 2003 Directors' Stock Plan.

(4.) Weighted average exercise price of outstanding options.

(5.) Consists of 948,104 shares under the 1999 Long-Term Incentive Plan and
     79,000 shares under the 2003 Directors' Stock Plan.

(6.) Consists of the 2001 Long-Term Incentive Plan, the Deferred Compensation
     Plan for Key Employees (the "Predecessor Key Plan") and the Deferred Compensation Plan for Professional and other Highly Compensated Employees (the "Predecessor Professional Plan"), each of which is described below. No options or other benefits under the 2001 Long-Term Incentive Plan may be granted to directors or executive officers of the Company.

(7.) Consists of 976,611 options under the 2001 Long-Term Incentive Plan,
     372,595 phantom stock units under the Predecessor Key Plan, and 143,068 phantom stock units under the Predecessor Professional Plan.

(8.) Weighted average exercise price of outstanding options (excludes phantom stock units granted under the Predecessor Key Plan and the Predecessor Professional Plan).

(9.) Consists of 138,454 shares under the 2001 Long-Term Incentive Plan.

                          2001 LONG-TERM INCENTIVE PLAN

     On October 18, 2001, the Board of Directors adopted the 2001 Long-Term Incentive Plan (the "2001 Plan"). The 2001 Plan provides for the granting of non-qualified stock options, performance units, restricted shares and stock appreciation rights to the employees of the Company and its subsidiaries. Upon adoption of the 2001 Plan, the Company reserved a total of 800,000 common shares for issuance under the 2001 Plan. In November 2002, an additional 800,000 common shares were reserved for issuance under the 2001 Plan. The committee of the Board administering the 2001 Plan has the authority to establish the exercise price and term for options grants. The options that have been issued generally vest and become exercisable in four equal installments beginning on the first anniversary of the grant date. The options vest on an accelerated basis in the event of a change in control of the Company. The 2001 Plan is intended to function as a broad-based incentive plan, and no awards under the 2001 Plan have been made to directors or executive officers of the Company.

     As of March 11, 2005, options covering 962,032 shares of the Company's common stock were outstanding under the 2001 Plan and options covering 306,892 shares had been exercised during the fiscal year. Also as of March 11, 2005, 555,071 Restricted Shares had been granted under the 2001 Plan. No performance units or stock appreciation rights have been granted. 138,454 shares remained available for granting of future awards.

     The 2001 Plan is included as Exhibit 10.10 in the Company's Annual Report on Form 10-K for the period ended December 31, 2004, filed with the Securities and Exchange Commission.

                  DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES

     The Deferred Compensation Plan for Key Employees, effective January 1, 1998 (the "Predecessor Key Plan"), was frozen by the Board of Directors, effective January 1, 2005, in connection with the adoption of the 2005 Deferred Compensation Plan for Key Employees (the "2005 Key Plan") in order to satisfy the requirements of the new Internal Revenue Code Section 409A that was enacted by Congress as part of the American Jobs Creation Act of 2004.

     Like the 2005 Key Plan, the Predecessor Key Plan is an unfunded, non-qualified deferred compensation plan that provided management or highly compensated employees selected by the administering committee with the opportunity to defer specified percentages of their cash compensation and to receive a matching contribution or discretionary allocation from the Company, determined by the Company in its sole discretion. These amounts are credited to the participant's notional accounts under the Predecessor Key Plan. Participants are permitted to select First Albany Companies Inc. Common Stock ("First Albany Stock") as the investment benchmark for the notional investment of their deferred compensation, and the Company is permitted to require that the return on the Company's matching contribution or discretionary allocation be measured by the performance of the First Albany Stock. In order to encourage investment in First Albany Stock, the Company may require that, when a participant receives distribution of his or her accounts, any amounts notionally invested in First Albany Stock will be paid out in shares of First Albany Stock.

     As of March 11, 2005, 372,595 phantom stock units held under the Predecessor Key Plan were outstanding. Each phantom stock unit represents the notional investment of the participant's deferred compensation or the Company's matching contribution or discretionary allocation in one share of First Albany Stock. Because the Predecessor Key Plan was frozen effective January 1, 2005, no additional phantom stock units are available under the Predecessor Key Plan. The Predecessor Key Plan is included as Exhibit 4(f) in the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 5, 2004.

                 DEFERRED COMPENSATION PLAN FOR PROFESSIONAL AND
                       OTHER HIGHLY COMPENSATED EMPLOYEES

     The Deferred Compensation Plan for Professional and Other Highly Compensated Employees, effective January 1, 2002, formerly known as the Non-ERISA Deferred Compensation Plan, (the "Predecessor Professional Plan"), was frozen by the Board of Directors, effective January 1, 2005, in connection with the adoption of the 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees (the "2005 Professional Plan") in order to satisfy the requirements of the new Internal Revenue Code Section 409A that was enacted by Congress as part of the American Jobs Creation Act of 2004.

     Like the 2005 Professional Plan, the Predecessor Professional Plan is an unfunded, non-qualified deferred compensation plan that provided employees who are not eligible to participate in the Predecessor Key Plan and who were selected by the administering committee with the opportunity to defer specified percentages of their cash compensation and to receive a matching contribution or discretionary allocation from the Company, determined by the Company in its sole discretion. These amounts are credited to the participant's notional accounts under the Predecessor Professional Plan. Participants are permitted to select First Albany Stock as the investment benchmark for the notional investment of their deferred compensation, and the Company is permitted to require that the return on the Company's matching contribution or discretionary allocation be measured by the performance of the First Albany Stock. In order to encourage investment in First Albany Stock, the Company may require that, when a participant receives distribution of his or her accounts, any amounts notionally invested in First Albany Stock will be paid out in shares of First Albany Stock.

     As of March 11, 2005, 143,068 phantom stock units held under the Predecessor Professional Plan were outstanding. Each phantom stock unit represents the notional investment of the participant's deferred compensation or the Company's matching contribution or discretionary allocation in one share of First Albany Stock. Because the Predecessor Professional Plan was frozen effective January 1, 2005, no additional phantom stock units are available under the Predecessor Professional Plan. The Predecessor Professional Plan is included as Exhibit 4(e) in the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 3, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on the Company's review of reports filed by directors, executive officers and 10 percent shareholders of the Company on Forms 3, 4 and 5 pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company believes that all such reports were filed on a timely basis during fiscal year 2004 with the exception of: (i) Mr. Jenkins, who did not timely report one gift transaction on a Form 5, but subsequently reported such transaction on a Form 4; and (ii) Mr. Fox, who did not timely report one option grant, but subsequently reported such grant on Form 3/A.

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

                                    OVERVIEW

     The Executive Compensation Committee establishes the compensation policies applicable to the executive officers of the Company. The Compensation Committee also administers the Company's Long-Term Incentive Plans and the Senior Management Bonus Plan.

                              COMPENSATION POLICIES

     Compensation for executive officers of the Company has been strongly influenced by the principle that the compensation of executive officers should be structured to directly link the executives' financial reward to the performance of the business unit they lead or, as the case may be, the performance of the Company as a whole. Thus, for example, incentive compensation of the Chief Executive Officer would both share in the success of the Company as a whole and be adversely affected by poor Company performances, thereby aligning his interests with the interests of the Company's shareholders.

     Salaries of executive officers are intended to be relatively moderate, and are set at levels, which the Executive Compensation Committee believes are generally competitive with salaries of executives in similar positions at comparable financial services companies. The Committee reviews data on comparable firms in the industry and recommendations from compensation consultants in making these determinations. Substantial emphasis is placed on incentive compensation directly related to short and long-term corporate performance through annual cash bonuses and stock option or restricted stock grants. In 2004 the Committee engaged a compensation consultant to provide a peer group comparison of executive salaries and develop a performance based model for the committee to use in making recommendations.

                                  ANNUAL BONUS

     As is common in the financial services industry, a significant portion of total compensation of the Company's executive officers is paid in the form of annual bonuses. For example, in 2004 executive officers received annual bonuses ranging from approximately 50 percent to 80 percent of their total compensation. This practice is intended to maximize the portion of an individual's compensation that is subject to fluctuation each year based upon corporate and individual performance, as discussed below. The compensation program is structured to recognize each executive's level of responsibility and to reward individual and corporate performance

     Annual bonuses for the executive officers of the Company are established under the Senior Management Bonus Plan. The specific bonus an executive receives is dependent on his level of responsibility, individual performance and the performance of his business unit and/or the Company. The Committee pays careful attention to competitive compensation practices, including reviewing industry compensation surveys provided by outside vendors. Bonus pools were established based on the net income of the Company or, in the case of business unit leaders, the net income of such business unit. Levels of responsibility are evaluated annually by the Executive Compensation Committee Assessments of individual performance and contribution to the firm are also made annually by the Executive Compensation Committee after receiving the recommendations of the

CEO, Mr. Goldberg, and their general correspondence with the performance model. The approved recommendations are based on a number of factors, including individual and corporate performance, but also initiative, business judgment, management skills and potential contribution to the firm based on management's strategic business plan.

     Section 162(m) of the U.S. Internal Revenue Code places a limit on the tax deduction for compensation in excess of $1 million paid to certain "covered employees" of a publicly held corporation (generally the corporation's chief executive officer and its next four most highly compensated executive officers in the year that the compensation is paid). Compensation that is considered qualified "performance-based compensation" generally does not count toward
Section 162(m)'s $1 million deduction limit. Section 162(m) first became applicable to the Company in 2003 during which time the Company approved and our shareholders approved, the Senior Management Bonus Plan. The Senior Management Bonus Plan is designed to assure that all bonus compensation paid to our covered employees is considered qualified performance-based compensation within the meaning of Section 162(m).

                                   BASE SALARY

     A competitive base salary is important in fostering a career orientation among executives consistent with the long-term nature of the Company's business objectives. The Executive Compensation Committee determines the salary of each of the executive officers based on its consideration of the CEO recommendations.

                            THE STOCK INCENTIVE PLAN

     Awards under the 1999 Long-Term Incentive Plan supplement the bonuses paid to the Named Executive Officers. The number of shares of restricted stock granted to the executive officers, in general, reflects the decision of the Executive Compensation Committee to allocate a portion of compensation in stock awards, the value of which is directly linked to the future financial success of the Company. The Long-Term Incentive Plan also allows the Executive Compensation Committee to grant options, performance units and stock appreciation rights. In 2004, the Executive Compensation Committee also awarded an aggregate of 59,703 shares of restricted stock to the Named Executive Officers.

                    COMPENSATION OF CHIEF EXECUTIVE OFFICER

     For fiscal year 2004, the total cash compensation paid to Mr. Goldberg was $900,000.00. For fiscal year 2004, Mr. Goldberg received a base salary of $400,000.00. Mr. Goldberg received bonus compensation of $500,000.00. In fiscal year 2004, Mr. Goldberg was awarded 13,090 shares of restricted stock of the Company. In determining the bonus and other compensation of the Company's CEO for the fiscal year 2004, the Committee compared the Company's performance to that of industry peers, as well as to the market's performance as a whole. Among other things, the Committee considered the performance of the Company's common stock, revenues, capital position, return on investments made in other businesses, pre-tax return on equity and earnings per share, as well as comparable market data. Mr. Goldberg's fiscal year 2004 award reflects his significant personal contributions to the business and leadership in building the Company's financial results for fiscal year 2004.

                                        EXECUTIVE COMPENSATION COMMITTEE

                                        Carl Carlucci (Chair)
                                        Walter Fiederowicz

                            AUDIT COMMITTEE REPORT*

     The Audit Committee of the Company is composed of three independent directors and operates under a written charter adopted by the Board which was amended January 2004. The Board annually reviews the NASDAQ Stock Market listing standards definition of independence and has determined that each member of the Committee meets that standard, and each member is independent within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and the Company's Corporate Governance Guidelines.

     The Audit Committee's job is one of oversight as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control and disclosure controls and procedures. The independent accountants are responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States.

     During the year 2004, the Committee met at least quarterly with the Company's Chief Financial Officer and General Counsel. In addition, the Committee meets with its independent accountants on a quarterly basis or more frequently, as requested by the independent accountants or the Committee. At each quarterly meeting in 2004, the Committee met privately with the independent accountants as well as with management. In addition, the Committee met twice during the year with the Director of the Company's Internal Audit Department and the Director of the Company's Compliance Department for reports on the status of certain internal controls.

     In 2004, the Committee also undertook a comprehensive review and assessment of potential risks and exposures posed to the Company by the operating units of the Company, and met with managers of each of the Company's principal operating units. The Committee also reviewed its charter and undertook a self-assessment process and reported the results of that assessment to the Board. In addition, the Committee met regularly, particularly during the latter part of the year, with the independent accountants and management to review the Company progress in preparing for Sarbanes-Oxley Section 404 compliance.

----------
* The material in this report is not "solicitation material," is not deemed filed with the Commission, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

     The Committee recommended to the Board that the Company's current independent accountants, PricewaterhouseCoopers LLP, be appointed as the independent accountants to conduct the audit for the fiscal year ended December 31, 2004. Pursuant to the revised charter, the Committee is directly responsible for the appointment of the Company's independent accountants who shall report directly to the Committee. The Company's independent accountants have provided to the Committee a written disclosure required by Independence Standards Board Standard No. 1 (Independent Discussion with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Management represented to the Committee that the Company's consolidated financial statements for fiscal 2004 were prepared in accordance with accounting principles generally accepted in the United States and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants what is required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). Based on these discussions and reviews, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

     The Audit Committee has determined that the provision of the non-audit services described in "Principal Accounting Firm fees" below is compatible with maintaining PricewaterhouseCoopers LLP's independence.

                                        AUDIT COMMITTEE

                                        Arthur Roth (Chair)
                                        Shannon P. O'Brien
                                        Walter Fiederowicz

                         PRINCIPAL ACCOUNTING FIRM FEES

     The following table shows information about fees paid by the Company to PricewaterhouseCoopers LLP:

                                        PERCENTAGE OF 2004                PERCENTAGE OF 2003
                                       SERVICES APPROVED BY              SERVICES APPROVED BY
                              2004        AUDIT COMMITTEE      2003(D)      AUDIT COMMITTEE
                            --------   --------------------   --------   --------------------
Fees paid by the Company:   $
Audit fees                  $292,245           100%           $274,525           100%
Audit-related fees(a)        185,770           100%             45,335           100%
Tax fees(b)                  179,161           100%            183,328           100%
All other fees(c)              1,624           100%              1,516           100%

----------
(a) Audit-related fees are fees for assurance and related services that traditionally are performed by the independent accountant and generally are overseen by a licensed accountant. These services include employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

(b) Tax fees are fees in respect of tax return preparation, consultation on tax matters, tax advice relating to transactions and other tax planning and advice.

(c)  All other fees are fees for accounting and auditing research software.

(d)  Prior year numbers have been conformed to current year presentation.

                       AUDIT COMMITTEE PRE-APPROVAL POLICY

     In accordance with the Company's Audit Committee Pre-Approval Policy (the "Pre-Approval Policy"), all audit and non-audit services performed for the Company by the Company's independent accountants were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

     The Pre-Approval Policy provides for categorical pre-approval of specified audit and permissible non-audit services and requires the specific pre-approval by the Audit Committee, prior to engagement, of such services that are individually estimated to result in an amount of fees that exceed $50,000. In addition, services to be provided by the independent accountants that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

     Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the Audit Committee by both the independent accountants and the Company's chief financial officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent accountants to management.

                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's common stock against the cumulative total return of the S&P Composite 500 Stock Index ("S&P 500 Index") and the Financial Services Analytics, Inc. Composite Index ("FSA Composite Index") an index of publicly traded brokerage firms for the Company's last five fiscal years. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at December 31, 1999, and that all dividends, if any, were reinvested.

                           FIRST ALBANY COMPANIES INC.

                               (PERFORMANCE GRAPH)

                      1999   2000   2001   2002   2003   2004
                      ----   ----   ----   ----   ----   ----
FIRST ALBANY           100     63     53    70     142    100
S&P 500 INDEX          100     91     80    62      80     89
FSA COMPOSITE INDEX    100    149    116    91     136    154

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

     The Company has an Executive Compensation Committee responsible for approving the compensation of the Company's executive officers. Messrs. Carlucci and Fiederowicz served on the Executive Compensation Committee during the 2004 fiscal year. Neither of the Executive Compensation Committee members is involved in a relationship requiring disclosure as an interlocking executive officer/director under any paragraph of Item 404 of Regulation S-K or as a former officer or employee of the Company.

                             PROPOSAL NO. 2 ADOPTION
                           OF THE FOURTH AMENDMENT TO
                         THE FIRST ALBANY COMPANIES INC.
                          1999 LONG-TERM INCENTIVE PLAN

     In March of 1999, the First Albany Companies Inc. 1999 Long-Term Incentive Plan (the "Plan") was adopted by the Board of Directors (the "Board") of First Albany Companies Inc. (the "Company"), and on May 18, 1999, it was approved by the Company's shareholders. On March 28, 2002, the Board adopted the First Amendment to the First Albany Companies Inc. 1999 Long-Term Incentive Plan to increase the number of shares that may be granted under the Plan from 800,000 shares to 1.6 million shares, and the Company's shareholders approved the First Amendment at the 2002 Annual Meeting of Shareholders. On March 10, 2003, the Board adopted the Second Amendment to the Plan to increase the number of shares that may be granted under the Plan from 1.6 million shares to 2.4 million shares and the Company's shareholders approved the Second Amendment at the 2003 Annual Meeting of Shareholders. On March 23, 2004, the Board adopted the Third Amendment to the Plan to increase the number of shares that may be granted under the Plan from 2.4 million shares to 3.6 million shares and the Company's shareholders approved the Third Amendment at the 2004 Annual Meeting of Shareholders.

     On March 18, 2005, the Board adopted the Fourth Amendment to the Plan to increase the number of shares that may be granted under the Plan from 3.6 million shares (or 4,021,968 as adjusted for stock dividends) to 4.2 million shares (or 4,621,968 as adjusted for stock dividends). As of March 11, 2005, options and restricted stock granted under the Plan covered an aggregate of 3,991,937 shares (adjusted for stock dividends), leaving 30,031 shares (adjusted for stock dividends) remaining for issuance pursuant to subsequent grants. This increase will allow the Company to continue its equity compensation program, in which all senior employees are eligible to receive a portion of their incentive compensation in the form of restricted stock. This program is an important part of the Company's overall effort to improve margins throughout its businesses. The Company's shareholders are now requested to approve the Fourth Amendment, the only purpose of which is to increase the number of shares that may be granted under the Plan.

     The Fourth Amendment will not be effective unless and until it is approved by the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal by the holders of the shares of Common Stock entitled to vote thereat. Should such shareholder approval not be obtained, then the Fourth Amendment will not be implemented but the Plan in effect prior to the Fourth Amendment will continue to remain in effect.

     THE BOARD RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE ADOPTION OF THE FOURTH AMENDMENT TO THE FIRST ALBANY COMPANIES INC. 1999 LONG-TERM INCENTIVE PLAN.

     Set forth below for the convenience of the Company's shareholders is a summary description of the Plan. This description is qualified in its entirety by reference to the actual plan and amendment, copies of which are attached to the electronic copy of this Proxy Statement filed with the Securities and Exchange Commission and may be accessed from the Commission's home page (www.sec.gov). In addition, copies of the plan and amendment may be obtained upon written request to: Nancy Rice, Director of Marketing, First Albany Companies Inc., 677 Broadway, Albany, NY 12207-2990.

                                     PURPOSE

     The purpose of the Plan is to further and promote the interests of the Company, its subsidiaries and its shareholders by enabling the Company and its subsidiaries to attract, retain and motivate employees and officers or those who will become employees or officers of the Company and/or its subsidiaries, and to align the interests of those individuals and the Company's stockholders.

                                NUMBER OF SHARES

     The maximum number of shares of Common Stock as to which awards could be granted may not exceed 3,600,000 shares (or 4,021,968 as adjusted for stock dividends) or, if the Fourth Amendment is approved, 4.2 million shares (or 4,621,968 as adjusted for stock dividends).

     If, however, any awards expire or terminate unexercised, the shares of Common Stock allocable to the unexercised or terminated portion of such award shall again be available for awards under the Plan to the extent of such expiration or termination, subject to certain limitations under the Plan.

                                 ADMINISTRATION

     The administration, interpretation and operation of the Plan will be vested in the Executive Compensation Committee who will serve at the pleasure of the Board. The Executive Compensation Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purposes of making awards to participants who are not subject to Section 16 of the Securities Exchange Act of 1934.

                                   ELIGIBILITY

     Key employees and officers or those who will become key employees or officers of the Company are eligible to receive awards under the Plan.

                              AWARDS UNDER THE PLAN

     Introduction. Awards under the Plan may consist of stock options, stock appreciation rights, restricted shares or performance unit awards, each of which is described below. All awards will be evidenced by an agreement approved by the Executive Compensation Committee. In the discretion of the Executive Compensation Committee, an eligible employee may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee. No determination has been made as to future awards which may be granted under the Plan, although it is anticipated that recipients of awards will include the current executive officers of the Company.

     Stock Options and Stock Appreciation Rights. Stock options granted under the Plan may be in the form of incentive stock options or non-qualified stock options and may be granted alone or in addition to other awards under the Plan. Stock options may be granted alone or in tandem with stock appreciation rights ("SARs"). SARs entitle a participant to receive, upon exercise, cash, restricted shares or unrestricted shares of Common Stock as provided in the relevant award agreement, with a value equal to (a) the difference between (i) the fair market value on the exercise date of the shares with respect to which a SAR is exercised and (ii) the fair market value on the date the SAR was granted, multiplied by (b) the number of shares of Common Stock for which the SAR has been exercised. No SAR may be exercised until six months after its grant or prior to the exercisability of the stock option with which it is granted in tandem, whichever is later.

     The exercise price and other terms and conditions of such options will be determined by the Executive Compensation Committee at the time of grant and, in the case of incentive stock options, such exercise price will not be less than 100 percent of the fair market value of the Common Stock on the date of the grant. No term of any incentive stock options shall exceed 10 years after grant.

     Unless otherwise determined by the Executive Compensation Committee or provided in the relevant award agreement, stock options shall become exercisable over a four-year period from the date of grant with 25 percent vesting on each anniversary of the grant in that time period.

     Restricted Share Awards. Restricted share awards are grants of Common Stock made to a participant subject to conditions established by the Executive Compensation Committee in the relevant award agreement. In no event shall restricted shares vest prior to six months after the date of grant. A participant may not sell or otherwise dispose of restricted shares until the conditions imposed by the Executive Compensation Committee have been satisfied.

     Performance Units. Performance units represent a monetary amount designated in advance by the Executive Compensation Committee. Participants receiving performance unit grants will only earn such amounts if the Company and/or the participant achieve certain performance goals during a designated performance period. The Executive Compensation Committee will establish such performance goals and may use such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, comparison to peer companies, individual or aggregate participant performance or such other measures the Executive Compensation Committee deems appropriate. If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, in unrestricted Common Stock or in restricted shares or in any combination thereof, as provided in the relevant award agreement.

                           FORFEITURE UPON TERMINATION

     Unless otherwise provided in the relevant award agreement, if a participant's employment is terminated for any reason, any unexercisable stock option or SAR shall be forfeited and canceled by the Company. Such participant's right to exercise any then-exercisable stock option or SAR will terminate 90 days after the date of such termination (but not beyond the stated term of such stock option or SAR); provided, however, the Executive Compensation Committee may (to the extent options were exercisable on the date of termination) extend such period. If a participant dies, becomes totally disabled or retires, such participant (or the estate or other legal representative of the participant), to the extent the stock options of SARs are exercisable immediately prior to the date of death, total disability or retirement, will be entitled to exercise any stock options or SARs at any time within the one-year period following such death, disability or retirement, but not beyond the stated term of such stock option or SAR.

     Unless otherwise provided in the relevant award agreement, if a participant's employment is terminated for any reason (other than due to death, total disability or retirement) (a) prior to the lapsing of any applicable restriction period, or the satisfaction of any other restrictions, applicable to any grant of restricted shares, or, (b) prior to the completion of any performance period in respect of any grant of performance units, such restricted shares or performance units, as the case may be, will be forfeited by such participant; provided, however, that the Executive Compensation Committee may, in its sole discretion, determine within 90 days after such termination that all or a portion of such restricted shares or performance units, as the case may be, shall not be so forfeited. In the case of death, total disability or retirement, the participant (or the estate or other legal representatives of the participant) shall become 100 percent vested in any restricted shares as of the date of termination or shall be entitled to earn into the participant's performance units.

                                CHANGE OF CONTROL

     If a Change of Control, as defined in the Plan, occurs (i) all Stock Options and/or SARs then unexercised and outstanding will become fully vested and exercisable, (ii) all restrictions, terms and conditions applicable to restricted shares then outstanding will be deemed lapsed and satisfied and (iii) all performance units will be deemed to have been fully earned, each as of the date of the Change of Control; provided, however, that such Change of Control provisions will only apply to those participants who are employed by the Company as of the date of the Change of Control or who are terminated before the Change of Control and reasonably demonstrate that such termination was in connection with or in anticipation of the Change of Control.

                          RECAPITALIZATION ADJUSTMENTS

     In the event of any change in capitalization affecting the Common Stock of the Company, including without limitation, a distribution, recapitalization, stock split, reverse stock split, consolidation, subdivision, split-up, spin-off, split-off, combination, or exchange of Common Stock or other corporate transaction or event that affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in any manner that it in good faith deems equitable, adjust any or all of (i) the maximum number of shares of Common Stock of the Company with respect to which awards may be granted, (ii) the number of shares of Common Stock of the Company (or number and kind of other securities or property) subject to outstanding awards, and
(iii) the exercise price or other price per share with respect to any outstanding awards.

                AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Board may amend, suspend or terminate the Plan (or any portion thereof) at any time; provided, however, that no amendment by the Board may, without the approval of a majority of the stockholders, (i) increase the number of shares of Common Stock which may be issued under the Plan, except as provided therein,
(ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to participants under the Plan except as permitted therein, provided Rule 16b-3 of the Securities and Exchange Act of 1934 does not require shareholder approval.

               CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following is a brief and general summary of some United States federal income tax consequences applicable to the Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Plan depend upon various factors, including an individual's own tax status, each participant who receives an award under the Plan should consult a tax advisor.

Incentive Stock Options. Stock options granted under the Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. Generally, no income is recognized by the optionee upon the exercise of an incentive stock option. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the later to occur of (i) the end of the two-year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (the later of (i) or (ii) being the "ISO Holding Period"), any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the option price.

Generally, if the shares are disposed of by the optionee in a taxable disposition within (i) the two-year period beginning on the day after the day the option was awarded to the optionee, or (ii) the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") equal to the amount of ordinary income realized by the optionee. Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.

If an optionee has not remained an employee of the Company during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised (other than in the case of the optionee's death), the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

Non-Qualified Stock Options. In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions"), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the fair market value of such shares on the exercise date.

Effect of Share-for-Share Exercise. If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.

If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

Restricted Shares. A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.

Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, the participant will recognize compensation taxable as ordinary income at such time, and the Company generally will be entitled to a deduction in an amount equal to the then fair market value of the shares of Common Stock for which the terms and conditions applicable to the restricted share award have been satisfied. The participant's tax basis for any such shares of Common Stock will be the fair market value on the date such terms and conditions are satisfied.

A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, in which case the Company will be entitled to a corresponding deduction in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than 30 days after the date of grant. If such an election is made, no income will be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant's tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof will be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

The holding period for capital gain or loss purposes in respect of the Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

Performance Units. A participant will not recognize any income upon the award of a performance unit. If the performance goals applicable to the performance unit are achieved during the applicable performance period and such performance units are earned, a participant will recognize compensation taxable as ordinary income when he or she receives payment with respect to such performance unit, and at such time the Company will be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Common Stock received by the participant in payment of the performance units. The participant's tax basis for any such shares of Common Stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units are paid in restricted shares, see "Restricted Shares" above for a discussion of the applicable tax treatment.

Limits on Deductions. Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

The Company has structured the Plan so that the Company may claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs,
(ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any performance units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards. Because restricted share awards under the Plan are not deemed to be qualified performance-based compensation under Section 162(m) of the Code, amounts for which the Company may claim a deduction upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).

Additional Information. The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

If the provisions of the Plan relating to a change in control become applicable, certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the Code) under the Plan or otherwise may cause or result in "excess parachute payments" (as defined in Section 280G(b)(I) of the Code). Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company. In addition, Section 4999 of the Code generally imposes a 20 percent excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary).

               2004 AWARDS UNDER THE 1999 LONG-TERM INCENTIVE PLAN

     During the last fiscal year, no options were awarded to the Named Executive Officers, and no options were awarded to current executive officers under the Plan. The current directors who are not executive officers were granted no options under the Plan, and all employees who are not executive officers were granted 77,500 options in the aggregate. The Named Executive Officers were awarded 59,703 shares of restricted stock under the Plan in 2004. All employees other than the Named Executive Officers, were granted 1,092,066 shares of restricted stock under the Plan in 2004.

                             PROPOSAL NO. 3 ADOPTION
                       OF THE FIRST ALBANY COMPANIES INC.
                2005 DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES

     On December 31, 2004, the Board of Directors approved the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Key Employees (the "2005 Key Plan") and froze the existing deferred compensation plan, the First Albany Companies Inc. Deferred Compensation Plan for Key Employees (the "Predecessor Key Plan"), in each case, effective as of

January 1, 2005 in order to satisfy the requirements of the new Internal Revenue Code Section 409A that was enacted by Congress as part of the American Jobs Creation Act of 2004.

     Like the Predecessor Key Plan, the 2005 Key Plan is an unfunded, non-qualified deferred compensation plan that provides management or highly compensated employees selected by the administering committee with the opportunity to defer specified percentages of their cash compensation and to receive a matching contribution or discretionary allocation from the Company, determined by the Company in its sole discretion. These amounts will be credited to the participant's notional accounts under the 2005 Key Plan. Participants are permitted to select First Albany Companies Inc. Common Stock ("First Albany Stock") as the investment benchmark for the notional investment of their deferred compensation, and the Company is permitted to require that the return on the Company's matching contribution or discretionary allocation be measured by the performance of First Albany Stock. In order to encourage investment in First Albany Stock, the Company may require that, when a participant receives distribution of his or her accounts, any amounts notionally invested in First Albany Stock will be paid out in shares of First Albany Stock.

     The 2005 Key Plan is being submitted to the Company's shareholders for approval in order to comply with the requirements of the National Association of Securities Dealers, Inc. regarding the issuance of up to 200,000 shares for the Company's matching contribution and discretionary allocation under the 2005 Key Plan. If shareholders do not approve the 2005 Key Plan, the 2005 Key Plan will remain in effect except that the Company's matching contribution and discretionary allocation will not be distributed in the form of First Albany Stock. Amounts deferred prior to January 1, 2005 and the related notional accounts will continue to be governed by the terms and conditions of the Predecessor Plan.

     THE BOARD RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE ADOPTION OF THE FIRST ALBANY COMPANIES INC. 2005 DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES. The affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal by the holders of the shares of Common Stock entitled to vote thereat is required for approval of the 2005 Key Plan.

     Set forth below for the convenience of the Company's shareholders is the description of the 2005 Key Plan. This description is qualified in its entirety by reference to the actual plan, as amended, copies of which are attached to the electronic copy of this Proxy Statement filed with the Securities and Exchange Commission and may be accessed from the Commission's home page (www.sec.gov). In addition, copies of the plan and amendment may be obtained upon written request to: Nancy Rice, Director of Marketing, First Albany Companies Inc., 677 Broadway, Albany, NY 12207-2990.

ADMINISTRATION. The 2005 Key Plan is administered by a committee (the "Committee") consisting of the Board or such other committee appointed by the Board.

ELIGIBILITY. The Committee selects the participants in the 2005 Key Plan for each year from a select group of management or highly compensated employees of the Company and its subsidiaries that have adopted the 2005 Key Plan. As of the date of this proxy statement, there are approximately 111 individuals who are eligible to participate in the 2005 Key Plan.

ENROLLMENT AND DEFERRALS. Participation in the 2005 Key Plan is voluntary. Under the 2005 Key Plan, a participant may elect to defer anywhere from $3,000 up to 50 percent of his or her base annual salary, bonus amounts and commission payouts earned for services rendered during a calendar year. A deferral election for any calendar year must be made before the beginning of the calendar year except that the Committee may permit elections for the deferral of "performance-based compensation" (as defined in Section 409A) based on services performed over a period of at least 12 months to be made no later than six months before the end of the performance period.

COMPANY MATCH AND DISCRETIONARY ALLOCATION. For each participant, the Company may, but is not required to, credit the participants in the 2005 Key Plan with one or more Company matches for a plan year expressed as a percentage of the amount the participants defer in that plan year. In addition, the Company may, but is not required to, credit a participant with one or more discretionary allocations in respect of a plan year, expressed as a dollar amount or as a percentage of the participants' base salary, bonus amounts, commission payouts or any combination thereof. The Board has the sole discretion to determine the amount of the Company match or discretionary allocation, the participants who receive the Company match or discretionary allocation and the investment benchmark that applies to the Company match or discretionary allocation. To date, the Company has limited these annual matching contributions to $6,000.

INVESTMENT BENCHMARKS. The participant may select the investment benchmark used to notionally adjust his or her deferral account from among investment benchmarks made available by the Committee from time to time. The Company has specified in the 2005 enrollment materials that the investment benchmarks initially available to participants are: First Albany Stock, FAAM Balanced Portfolio, FAAM Equity Portfolio and the Interest Rate Index. Pursuant to its authority to specify the investment benchmark for the Company match and discretionary allocation, the Company has specified in each annual deferral agreement for the 2005 plan year that the Company match for the 2005 plan year will be measured by reference to First Albany Stock investment benchmark that is tied to the price of First Albany Stock as reported on NASDAQ. However, in order to minimize the reporting obligations under Section 16(a) of the Securities Exchange Act of 1934 with respect to participants who are executive officers of the Company, the investment benchmark specified for the 2005 Company match in respect of such participants' deferrals of base salary or commissions is instead the Interest Rate Index investment benchmark and such participants are not permitted to select the First Albany Stock investment benchmark for the notional investment of their deferred base salary or commissions.

VESTING. The vesting terms of each participant's deferred amounts, Company match and discretionary allocation are established by the Committee in its sole discretion. The Committee has specified in each annual deferral agreement for the 2005 plan year that amounts deferred at the participant's election for the 2005 plan year are 100 percent vested at all times and that any Company match for 2005 will vest on December 31, 2007 (except that, in the event of a termination for cause, a participant will forfeit the Company match whether or not vested). The Committee may elect to accelerate the vesting of amounts credited to any participant under the 2005 Key Plan and, in the event a participant is terminated without cause within two (2) years following the change in control of the Company, the participant will immediately become vested in 100 percent of all amounts credited to his account.

DISTRIBUTION OF PLAN ACCOUNTS. Participants may elect to receive their account balances for a plan year in a single lump sum on the first April 15 after the end of the third (3rd), fourth (4th), fifth (5th), sixth (6th), seventh (7th), eighth (8th), ninth (9th) or tenth (10th) plan year following the plan year in respect of which the deferral election was made. Alternatively, participants may elect to receive their account balances for a plan year in substantially equal annual installments commencing no earlier than the first April 15 after the end of the third (3rd) plan year following the plan year in respect of which the deferral election was made and ending no later than the first April 15 after the end of the tenth (10th) plan year following the plan year in respect of which the deferral election was made. A participant may make a subsequent election to postpone a distribution provided the election to postpone the distribution is made 12 months prior to the scheduled distribution date, the new distribution date is no earlier than the April 15 that is five (5) years after the original distribution date and the subsequent election will not take effect until 12 months after it is filed with the Committee.

FORM OF PAYMENT. Distributions under the 2005 Key Plan will be made in cash, except that the Committee may provide that the portion of any plan accounts deemed invested in the First Albany Stock investment benchmark will be paid in shares of First Albany Stock. The Board has authorized, subject to shareholder approval, the issuance of up to 200,000 shares for the Company's matching contribution and discretionary allocation under the 2005 Key Plan. As of March 11, 2005, the fair market value of a share of First Albany Stock, calculated by averaging the highest and the lowest sale prices per share on such date as reported on NASDAQ, was $9.1850.

UNFORESEEABLE FINANCIAL EMERGENCY. If a participant experiences an unforeseeable financial emergency, he or she may petition the Committee to suspend his deferral for the plan year and, if such petition is approved by the Committee, the participant will not be permitted to make further deferrals in respect of the plan year. In addition, the participant may request the pay out of his or her accounts under the 2005 Key Plan in order to satisfy the unforeseeable financial emergency. The amount of any such distribution to a participant will be limited to the lesser of the participant's vested account balance or the amount necessary to satisfy the unforeseeable financial emergency plus the amount necessary to pay any taxes to with the participant would be subject as a result of the distribution.

DEATH OR DISABILITY. In the event a participant dies or suffers a long-term disability, the participant (or his or her beneficiary) shall receive a lump sum payment equal to the participant's vested account balance within ninety (90) days of death or the Committee's determination that such long-term disability has occurred provided that, if the participant's account balance is greater than $25,000, the Committee may elect to pay his or her vested account balance in installments not exceeding five (5) years.

AMENDMENT AND TERMINATION. The Company and each of its subsidiaries that participates in the 2005 Key Plan may terminate its participation in the 2005 Key Plan at any time. The Company may amend or modify the 2005 Key Plan at any time by action of the Committee provided that no amendment or modification may decrease or restrict the value of a participant's vested balance at that time and, after a change in control, no amendment or modification adversely affects the vesting, calculation or payment of benefits or other rights under the 2005 Key Plan.

RABBI TRUST. Under the 2005 Key Plan, the Company may establish a "rabbi trust" to fund deferred compensation obligations under the 2005 Key Plan. Nevertheless, the Company's obligation to the participants under the 2005 Key Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 2005 KEY PLAN.

     The following is a brief and general summary of some United States federal income tax consequences applicable to the 2005 Key Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the 2005 Key Plan depend upon various factors, including an individual's own tax status, each participant in the 2005 Key Plan should consult a tax advisor.

DEFERRALS. Participant deferrals to the 2005 Key Plan are generally not subject to federal income taxes at the time of deferral. However, such deferred compensation will be includible in the participant's wages and both the Company and the participant must pay FICA and other applicable employment taxes on such amounts at the time of the deferral.

COMPANY MATCH AND DISCRETIONARY ALLOCATION. Any Company match or discretionary allocation that the Company makes are also generally not subject to federal income taxes at the time they are credited to a participant's account. However, when the participant vests in the right to receive any portion of the Company match and/or discretionary allocation the Company makes, the vested amount will be includible in the participant's wages and the Company and the participant must pay FICA and other applicable employment taxes. The amount includible in the participant's wages will be based on the fair market value of the Company match and/or discretionary allocation on the applicable vesting date.

PAYMENT OF DEFERRED AMOUNTS. In the year in which the participant's accounts (consisting of deferrals, Company matches and discretionary allocations and any related earnings) are distributed, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the value of any cash distributed plus the fair market value of any shares of First Albany Stock distributed. The Company generally will be entitled to a corresponding tax deduction for the amount of ordinary income recognized by the participant for federal income tax purposes. A participant's subsequent disposition of shares of First Albany Stock received pursuant to the 2005 Key Plan will result in a long term or short term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares, which is equal to the amount of income the participant recognized on the shares at the time of distribution, and based on the length of time the participant held the shares prior to their disposition.

SECTION 162(m). Section 162(m) of the Code generally disallows a public company's tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company does not intend for distributions from the 2005 Key Plan to meet the requirements of Section 162(m) of the Code.

SECTION 409A. The 2005 Key Plan has been designed to constitute a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code. In the event, however, that the 2005 Key Plan fails to meet the requirements of
Section 409A with respect to any of a
participant's deferrals under the plan, Section 409A requires that all compensation that the participant has deferred under the 2005 Key Plan will immediately be includible in his or her gross income, and, regardless of the circumstances leading to the 2005 Key Plan's failure to meet those requirements, the participant will be subject to a 20 percent additional tax and an interest penalty at the underpayment rate used by the Internal Revenue Service plus one percent for the period beginning with deferral or, if later, vesting of his or her deferred amounts.

NEW PLAN BENEFITS. The amount of benefits payable in the future under the 2005 Key Plan is not determinable because such benefits depend upon the amount of compensation each participant elects to defer and the amount of the Company match and/or discretionary allocation.

                             PROPOSAL NO. 4 ADOPTION
                       OF THE FIRST ALBANY COMPANIES INC.
                       2005 DEFERRED COMPENSATION PLAN FOR
               PROFESSIONAL AND OTHER HIGHLY COMPENSATED EMPLOYEES

     On December 31, 2004, the Board of Directors approved the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees (the "2005 Professional Plan") and froze the existing deferred compensation plan, the First Albany Companies Inc. Deferred Compensation Plan for Professional and Other Highly Compensated Employees (the "Predecessor Professional Plan"), in each case, effective as of January 1, 2005 in order to satisfy the requirements of the new Internal Revenue Code Section 409A that was enacted by Congress as part of the American Jobs Creation Act of 2004.

     Like the Predecessor Professional Plan, the 2005 Professional Plan is an unfunded, non-qualified deferred compensation plan that provides employees who are not eligible to participate in the 2005 Key Plan and who are selected by the administering committee with the opportunity to defer specified percentages of their cash compensation and to receive a matching contribution or discretionary allocation from the Company, determined by the Company in its sole discretion. These amounts will be credited to the participant's notional accounts under the 2005 Professional Plan. Participants are permitted to select the First Albany Stock as the investment benchmark for the notional investment of their deferred compensation, and the Company is permitted to require that the return on the Company's matching contribution or discretionary allocation be measured by the performance of First Albany Stock. In order to encourage investment in First Albany Stock, the Company may require that, when a participant receives distribution of his or her accounts, any amounts notionally invested in First Albany Stock will be paid out in shares of First Albany Stock.

     The 2005 Professional Plan is being submitted to the Company's shareholders for approval in order to comply with the requirements of the National Association of Securities Dealers, Inc. regarding the issuance of up to 100,000 shares for the Company's matching contribution and discretionary allocation under the 2005 Professional Plan. If shareholders do not approve the 2005 Professional Plan, the 2005 Professional Plan will remain in effect except that the Company's matching contribution and discretionary allocation will not be distributed in the form of First Albany Stock. Amounts deferred prior to January 1, 2005 and the related notional accounts will continue to be governed by the terms and conditions of the Predecessor Professional Plan.

     THE BOARD RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE ADOPTION OF THE FIRST ALBANY COMPANIES INC. 2005 DEFERRED COMPENSATION PLAN FOR PROFESSIONAL AND OTHER HIGHLY COMPENSATED EMPLOYEES. The affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal by the holders of the shares of Common Stock entitled to vote thereat is required for approval of the 2005 Professional Plan.

     Set forth below for the convenience of the Company's shareholders is the description of the 2005 Professional Plan. This description is qualified in its entirety by reference to the actual plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the Securities and Exchange Commission and may be accessed from the Commission's home page (www.sec.gov). In addition, a copy of the plan may be obtained upon written request to: Nancy Rice, Director of Marketing, First Albany Companies Inc., 677 Broadway, Albany, NY 12207-2990.

ADMINISTRATION. The 2005 Professional Plan is administered by a committee (the "COMMITTEE") consisting of the Board or such other committee appointed by the Board.

ELIGIBILITY. The Committee selects the participants in the 2005 Professional Plan for each year from among the employees of the Company and its subsidiaries who are not among the select group of management or highly compensated employees of the Company and its subsidiaries eligible to participate in the 2005 Key Plan. As of the date of this proxy statement, there are approximately 159 individuals who are eligible to participate in the 2005 Professional Plan.

ENROLLMENT AND DEFERRALS. Participation in the 2005 Professional Plan is voluntary. Under the 2005 Professional Plan, a participant may elect to defer anywhere from $3,000 up to 50 percent of his or her base annual salary, bonus amounts and commission payouts earned for services rendered during a calendar year. A deferral election for any calendar year must be made before the beginning of the calendar year except that the Committee may permit elections for the deferral of "performance-based compensation" (as defined in Section
409A) based on services performed over a period of at least 12 months to be made no later than six months before the end of the performance period.

COMPANY MATCH AND DISCRETIONARY ALLOCATION. For each participant, the Company may, but is not required to, credit the participants in the 2005 Professional Plan with one or more Company matches for a plan year expressed as a percentage of the amount the participants defer in that plan year. In addition, the Company may, but is not required to, credit a participant with one or more discretionary allocations in respect of a plan year, expressed as a dollar amount or as a percentage of the participants' base salary, bonus amounts, commission payouts or any combination thereof. The Board has the sole discretion to determine the amount of the Company match or discretionary allocation, the participants who receive the Company match or discretionary allocation and the investment benchmark that applies to the Company match or discretionary allocation. To date, the Company has limited these annual matching contributions to $6,000.

INVESTMENT BENCHMARKS. The participant may select the investment benchmark used to notionally adjust his or her deferral account from among investment benchmarks made available by the Committee from time to time. The Company has specified in the 2005 enrollment materials that the investment benchmarks initially available to participants are: First Albany Stock, FAAM Balanced Portfolio, FAAM Equity Portfolio and the Interest Rate Index. Pursuant to its authority to specify the investment benchmark for the company match and discretionary allocation, the Company has specified in each annual deferral agreement for the 2005 plan year that the company match for the 2005 plan year will be measured by reference to the First Albany Stock investment benchmark that is tied to the price of First Albany Stock as reported on NASDAQ.

VESTING. The participants will forfeit the Company match remaining in their plan accounts at the time of termination of their employment. The vesting terms of each participant's deferred amounts and discretionary allocation are established by the Committee in its sole discretion. The Committee has specified in each annual deferral agreement for the 2005 plan year that amounts deferred at the participant's election for the 2005 plan year are 100 percent vested at all times. The Committee may elect to accelerate the vesting of amounts credited to any participant under the 2005 Professional Plan and, in the event a participant is terminated without cause within two (2) years following the change in control of the Company, the participant will immediately become vested in 100 percent of all amounts credited to his account.

DISTRIBUTION OF PLAN ACCOUNTS. Participants may elect to receive their account balances for a plan year in a single lump sum on the April 15 of either the third (3rd), fourth (4th), or fifth (5th) plan year following the plan year in respect of which the deferral election was made. Alternatively, participants may elect to receive their account balances for a plan year in substantially equal annual installments commencing no earlier than the first April 15 of the third
(3rd) plan year following the plan year in respect of which the deferral election was made and ending no later than the April 15 of the fifth (5th) plan year following the plan year in respect of which the deferral election was made. A participant may not make a subsequent election to accelerate or postpone a distribution.

FORM OF PAYMENT. Distributions under the 2005 Professional Plan will be made in cash, except that the Committee may provide that the portion of any plan accounts deemed invested in the First Albany Stock investment benchmark will be paid in shares of First Albany Stock. The Board has authorized, subject to shareholder approval, the issuance of up to 100,000 shares for the Company's matching contribution and discretionary allocation under the 2005 Professional Plan. As of March 11, 2005, the fair market value of a share of First Albany Stock, calculated by averaging the highest and the lowest sale prices per share on such date as reported on NASDAQ, was $9.1850.

UNFORESEEABLE FINANCIAL EMERGENCY. If a participant experiences an unforeseeable financial emergency, he or she may petition the Committee to suspend his deferral for the plan year and, if such petition is approved by the Committee, the participant will not be permitted to make further deferrals in respect of the plan year. In addition, the participant may request the pay out of his or her accounts under the 2005 Professional Plan in order to satisfy the unforeseeable financial emergency. The amount of any such distribution to a participant will be limited to the lesser of the participant's vested account balance or the amount necessary to satisfy the unforeseeable financial emergency plus the amount necessary to pay any taxes to with the participant would be subject as a result of the distribution.

DEATH OR DISABILITY. In the event a participant dies or suffers a long-term disability, the participant (or his or her beneficiary) shall receive a lump sum payment equal to the participant's vested account balance within ninety (90) days of death or the Committee's determination that such long-term disability has occurred provided that, if the participant's account balance is greater than

$25,000, the Committee may elect to pay his or her vested account balance in installments not exceeding five (5) years.

AMENDMENT AND TERMINATION. The Company and each of its subsidiaries that participates in the 2005 Professional Plan may terminate its participation in the 2005 Professional Plan at any time. The Company may amend or modify the 2005 Professional Plan at any time by action of the Committee provided that no amendment or modification may decrease or restrict the value of a participant's vested balance at that time and, after a change in control, no amendment or modification adversely affects the vesting, calculation or payment of benefits or other rights under the 2005 Professional Plan.

RABBI TRUST. Under the 2005 Professional Plan, the Company may establish a "rabbi trust" to fund deferred compensation obligations under the 2005 Professional Plan. Nevertheless, the Company's obligation to the participants under the 2005 Professional Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 2005 PROFESSIONAL PLAN.

     The following is a brief and general discussion of the United States federal income tax consequences applicable to the 2005 Professional Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign tax taxing jurisdiction. This summary is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the 2005 Professional Plan. Tax consequences are subject to change and a taxpayer's particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants have been advised to consult their own tax advisors with respect to the tax consequences of participating in the 2005 Professional Plan.

DEFERRALS. Participant deferrals to the 2005 Professional Plan are generally not subject to federal income taxes at the time of deferral. However, such deferred compensation will be includible in the participant's wages and both the Company and the participant must pay FICA and other applicable employment taxes on such amounts at the time of the deferral.

COMPANY MATCH AND DISCRETIONARY ALLOCATION. Any Company match or discretionary allocation that the Company makes are also generally not subject to federal income taxes at the time they are credited to a participant's account. However, when the participant vests in the right to receive any portion of the Company match and/or discretionary allocation the Company makes, the vested amount will be includible in the participant's wages and the Company and the participant must pay FICA and other applicable employment taxes. The amount includible in the participant's wages will be based on the fair market value of the Company match and/or discretionary allocation on the applicable vesting date.

PAYMENT OF DEFERRED AMOUNTS. In the year in which the participant's accounts (consisting of deferrals, Company matches and discretionary allocations and any related earnings) are distributed, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the value of any cash distributed plus the fair market value of any shares of First Albany Stock distributed. The Company generally will be entitled to a corresponding tax deduction for the amount of ordinary income recognized by the participant for federal income tax purposes. A participant's subsequent disposition of shares of First Albany Stock received pursuant to the 2005 Professional Plan will result in a long term or short term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares, which is equal to the amount of income the participant recognized on the shares at the time of distribution, and based on the length of time the participant held the shares prior to their disposition.

SECTION 162(m). Section 162(m) of the Code generally disallows a public company's tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company does not intend for distributions from the 2005 Professional Plan to meet the requirements of
Section 162(m) of the Code.

SECTION 409A. The 2005 Professional Plan has been designed to constitute a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code. In the event, however, that the 2005 Professional Plan fails to meet the requirements of Section 409A with respect to any of a participant's deferrals under the plan, Section 409A requires that all compensation that the participant has deferred under the 2005 Professional Plan will immediately be includible in his or her gross income, and, regardless of the circumstances leading to the 2005 Professional Plan's failure to meet those requirements, the participant will be subject to a 20 percent additional tax and an interest penalty at the underpayment rate used by the Internal Revenue Service plus one percent for the period beginning with deferral or, if later, vesting of his or her deferred amounts.

NEW PLAN BENEFITS. The amount of benefits payable in the future under the 2005 Professional Plan is not determinable because such benefits depend upon the amount of compensation each participant elects to defer and the amount of the Company match and/or discretionary allocation.

                                  OTHER MATTERS

     At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Meeting. If any other business should come before the Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

     If a shareholder intends to present a proposal at the Company's Annual Meeting of Shareholders to be held in 2006 and seeks to have the proposal included in the Company's proxy statement relating to that meeting, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the proposal must be received by the Company no later than the close of business on December 1, 2005. If a shareholder wishes to present a matter at the Company's Annual Meeting of Shareholders to be held in 2006 that is outside of the processes of Rule 14a-8, the proposal must be received by the Company no earlier than January 27, 2006 and no later than the close of business on February 16, 2006. After that date, the proposal will be considered untimely and the Company's proxies will have discretionary voting authority with respect to such matter.

     PLEASE NOTE THAT UPON WRITTEN REQUEST THE COMPANY WILL PROVIDE TO EACH SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004. REQUESTS SHOULD BE DIRECTED TO NANCY RICE, DIRECTOR OF MARKETING, FIRST ALBANY COMPANIES INC., 677 BROADWAY, ALBANY, NY 12207-2990.

     You are urged to sign and to return your Proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.

                                        By Order of the Board of Directors


                                        /s/ Stephen P. Wink
                                        ----------------------------------------
                                        Stephen P. Wink
                                        Secretary

                                        March 31, 2005

                                   APPENDIX A

                           FIRST ALBANY COMPANIES INC.

                          1999 LONG-TERM INCENTIVE PLAN

                   AMENDED AND RESTATED THROUGH APRIL 27, 2004

                                    * * * * *

     1. PURPOSE. The purpose of the 1999 Long-Term Incentive Plan (the "Plan") is to further and promote the interests of First Albany Companies Inc. (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees and officers or those who will become employees or officers, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities providing such employees and officers with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

     2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

          2.1 "AWARD" means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

          2.2 "AWARD AGREEMENT" means the agreement executed by a Participant pursuant to Sections 3.2 and 17.7 of the Plan in connection with the granting of an Award.

          2.3 "BOARD" means the Board of Directors of the Company, as constituted from time to time.

          2.4 "CODE" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          2.5 "COMMITTEE" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

          2.6 "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

          2.7 "COMPANY" means First Albany Companies Inc., a New York corporation, or any successor corporation to First Albany Companies Inc.

          2.8 "DISABILITY" means disability as defined in the Participant's then effective employment agreement, or if the participant is not then a party to an effective employment agreement with the Company which defines disability, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this Section 2.8, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

          2.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          2.10 "FAIR MARKET VALUE" means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the NASDAQ NMS for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

          2.11 "INCENTIVE STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

          2.12 "NON-QUALIFIED STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

          2.13 "PARTICIPANT" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

          2.14 "PERFORMANCE UNITS" means the monetary units granted under
Section 9 of the Plan and the relevant Award Agreement.

         2.15 "PLAN" means the First Albany Companies Inc. 1999 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

          2.16 "RESTRICTED SHARES" means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

         2.17 "RETIREMENT" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of (i) age 65, or (ii) 60, with the consent of the Board.

          2.18 "STOCK APPRECIATION RIGHT" means an Award described in Section
7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

          2.19 "SUBSIDIARY(IES)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

     3. ADMINISTRATION.

          3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and Outside Directors (within the meaning of Section 162(m) of the Code). No member of the Committee shall be eligible to receive awards under the Plan. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

          3.2 PLAN ADMINISTRATION AND PLAN RULES. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee. The Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purpose of making Awards to Participants who are not subject to Section 16 of the Exchange Act.

          3.3 LIABILITY LIMITATION. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

     4. TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.

          4.1 TERM. The Plan shall terminate on December 31, 2009, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

          4.2 COMMON STOCK. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 14.2 of the Plan, shall not exceed 3,600,000 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

          4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

     5. ELIGIBILITY. Individuals eligible for Awards under the Plan shall consist of key employees and officers, or those who will become key employees or officers, of the Company and/or its Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any Subsidiary.

     6. STOCK OPTIONS.

          6.1 TERMS AND CONDITIONS. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

          6.2 GRANT. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section

422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

          6.3 EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

          6.4 TERM. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

          6.5 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, by delivery of shares of Common Stock already owned by the Participant for at least six (6) months, or, if permitted by the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured promissory note or notes, or (b) some other form of payment acceptable to the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

          6.6 EXERCISABILITY. In respect of any Stock Option granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Option, or (b) provided in the Award Agreement or in the Participant's employment agreement in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

     - 25%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

     - 50%, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

     - 75%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

     - 100%, on the fourth anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries.

Notwithstanding anything to the contrary contained in this Section 6.6, such Stock Option shall become one hundred percent (100%) exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option upon the death, Disability or Retirement of the Participant.

          6.7 TANDEM GRANTS. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

     7. STOCK APPRECIATION RIGHTS.

          7.1 TERMS AND CONDITIONS. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

          7.2 STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

          7.3 GRANT. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

          7.4 DATE OF EXERCISABILITY. Unless otherwise provided in the Participant's employment agreement or the Award Agreement in respect of any Stock Appreciation Right, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. Notwithstanding the preceding sentence, in no event shall a Stock Appreciation Right be exercisable prior to the date which is six (6) months after the date on which the Stock Appreciation Right was granted or prior to the exercisability of any Non-Qualified Stock Option with which it is granted in tandem. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

          7.5 FORM OF PAYMENT. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

          7.6 TANDEM GRANT. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

     8. RESTRICTED SHARES.

          8.1 TERMS AND CONDITIONS. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the First Albany Companies Inc. 1999 Long-Term Incentive Plan and an Award Agreement entered into between the registered owner hereof and First Albany Companies Inc. Copies of such Plan and Award Agreement are on file in the office of the Secretary of First Albany Companies Inc., 30 S. Pearl Street, Albany, New York 12207. First Albany Companies Inc. will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. First Albany Companies Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

          8.2 RESTRICTED SHARE GRANTS. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

          8.3 RESTRICTION PERIOD. In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the "Restriction Period"). Notwithstanding the preceding sentence, in no event shall the Restriction Period be less than six (6) months after the date of grant. During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

          8.4 PAYMENT OF RESTRICTED SHARE GRANTS. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.

          8.5 SHAREHOLDER RIGHTS. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

     9. PERFORMANCE UNITS.

          9.1 TERMS AND CONDITIONS. Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

          9.2 PERFORMANCE UNIT GRANTS. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

          9.3 GRANTS. Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

          9.4 PERFORMANCE GOALS AND PERFORMANCE PERIODS. Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the "Performance Goals") during and in respect of a designated performance period (the "Performance Period"). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

          9.5 PAYMENT OF UNITS. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

     10. DEFERRAL ELECTIONS/TAX REIMBURSEMENTS/OTHER PROVISIONS.

          10.1 DEFERRALS. The Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash, and the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Committee may also provide in the relevant Award Agreement for a tax reimbursement cash payment to be made by the Company in favor of any Participant in connection with the tax consequences resulting from the grant, exercise, settlement, or earn out of any Award made under the Plan.

          10.2 PERFORMANCE-BASED AWARDS. Performance Units, performance-based Restricted Shares, and other Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goals shall be the attainment of preestablished levels of any of net income, market price per share, earnings per share, return on equity, return on capital employed and/or cash flow. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. For purposes of the Plan, "Covered Employee" has the same meaning as set forth in Section 162(m) of the Code.

          10.3 MAXIMUM YEARLY AWARDS. The maximum annual Common Stock amounts in this Section 10.3 are subject to adjustment under Section 14.2 and are subject to the Plan maximum under Section 4.2.

               10.3.1 PERFORMANCE-BASED AWARDS. The maximum amount payable in respect of Performance Units, performance-based Restricted Shares and other Awards subject to performance criteria in any calendar year may not exceed 300,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.

               10.3.2 STOCK OPTIONS AND SARS. Each individual Participant may not receive in any calendar year Awards of Options or Stock Appreciation Rights exceeding 300,000 underlying shares of Common Stock.

     11. DIVIDEND EQUIVALENTS. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

     12. TERMINATION OF EMPLOYMENT.

          12.1 GENERAL. Except as is otherwise provided (a) in the relevant Award Agreement as determined by the Committee (in its sole discretion), or (b) in the Participant's then effective employment agreement, if any, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award Agreement and/or such employment agreement:

               12.1.1 OPTIONS/SARS. Subject to any determination of the Committee pursuant to Section 6.6 of the Plan, if a Participant's employment with the Company terminates for any reason, any then unexercisable Stock Options and/or Stock Appreciation Rights shall be forfeited and cancelled by the Company. Except as otherwise provided in this Section 12.1.1, if a Participant's employment with the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options and/or Stock Appreciation Rights, if any, shall terminate ninety (90) days after the date of such termination (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections
     6.4 and 7.4) and thereafter such Stock Options or Stock Appreciation Rights shall be forfeited and cancelled by the Company. The Committee, in its sole discretion, may determine that any such Participant's Stock Options and/or Stock Appreciation Rights, if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or Disability), may remain exercisable for an additional specified time period after such ninety (90) day period expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right. If any termination of employment is due to death, Retirement or Disability, a Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right, to the extent exercisable immediately prior to any such termination, to exercise such Stock Options and/or Stock Appreciation Rights, if any, at any time within the one (1) year period following such termination due to death, Retirement or Disability (but not beyond the term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4).

               12.1.2 RESTRICTED SHARES. If a Participant's employment with the Company and its Subsidiaries terminates for any reason (other than due to Disability, Retirement or death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to a grant of Restricted Shares, such Restricted Shares shall immediately be cancelled and the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Shares. Notwithstanding anything to the contrary in this Section 12, the Committee, in its sole discretion, may determine, prior to or within ninety (90) days after the date of such termination, that all or a portion of any such Participant's Restricted Shares shall not be so cancelled and forfeited. If the Participant's employment terminates due to death, Disability or Retirement, the Participant shall become 100% vested in any such Participant's restricted Shares as of the date of any such termination.

               12.1.3 PERFORMANCE UNITS. If a Participant's employment with the Company and its Subsidiaries terminates for any reason (other than due to Disability, Retirement or death) prior to the completion of any Performance Period, any Performance Units granted in respect of such Performance Period shall immediately be cancelled by the Company and the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Performance Units. Notwithstanding anything to the contrary in this Section 12, the Committee, in its sole discretion may determine, prior to or within ninety (90) days after the date of any such termination, that all or a portion of any such Participant's Performance Units shall not be so cancelled and forfeited upon termination of employment for any reason or for a particular reason. If the Participant's employment terminates due to death, Disability or Retirement, the Participant shall be entitled to earn into such Participant's Performance Units in accordance with Section 9 of the Plan; provided, however, that any such earn out (determined in good faith by the Committee) shall be proportionately reduced based on the number of days transpired in the relevant Performance Periods prior to such death, Disability or Retirement over the total number of calendar days in any such relevant Performance Period.

     13. NON-TRANSFERABILITY OF AWARDS. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

     14. CHANGES IN CAPITALIZATION AND OTHER MATTERS.

          14.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action. Notwithstanding anything herein contained to the contrary, any Award granted hereunder shall be cancelled immediately prior to the effective time of a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto); provided, however, that the cancellation of such Awards shall be subject to the following conditions:

               (i) the existence of the Awards would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction ineligible for pooling of interests accounting treatment;

               (ii) the cancellation of the Awards would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction eligible for pooling of interests accounting treatment;

               (iii) the transaction is, in fact, consummated; and

               (iv) the written agreement providing for the transaction provides for each Participant to whom an Award has been granted and whose Award must be cancelled in accordance with this provision to receive, upon the effective date of such transaction, property with a fair market value at least equal to the monetary payment that would be made upon exercise of such Award.

          14.2 RECAPITALIZATION ADJUSTMENTS. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards. Notwithstanding the foregoing, in the event of a stock dividend, the proportionate adjustments described in this Section 14.2 shall occur automatically, without any Board action being required.

          14.3 CERTAIN MERGERS.

               14.3.1 If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), to receive substitute stock options and/or stock appreciation rights in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 14.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options or Stock Appreciation Rights as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights, as the case may be. However, the Company shall not make any such payments where the consummation of the Merger Event is pursuant to a written agreement between the Company and another party conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto).

               14.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in
     Section 14.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), substitute stock options or stock appreciation rights in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options and/or Stock Appreciation Rights previously granted hereunder as of the date of the consummation of the Merger Event.

               14.3.3 Upon receipt by any affected Participant of any such cash, certified check, or substitute stock options or stock appreciation rights as a result of any such Merger Event, such Participant's affected Stock Options and/or Stock Appreciation Rights for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

               14.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options and/or stock appreciation rights, shall be determined in good faith by the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

     15. CHANGE OF CONTROL.

          15.1 ACCELERATION OF AWARDS VESTING. Anything in the Plan to the contrary notwithstanding, if a Change of Control of the Company occurs (a) all Stock Options and/or Stock Appreciation Rights then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control, (b) all restrictions, terms and conditions applicable to all Restricted Shares then outstanding shall be deemed lapsed and satisfied as of the date of the Change of Control, and (c) the Performance Period shall be deemed completed, all Performance Goals shall be deemed attained at the highest levels and all Performance Units shall be deemed to have been fully earned as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants (i) who are employed by the Company and/or one of its Subsidiaries as of the date of the Change of Control, or (ii) to whom Section
15.3 below is applicable.

          15.2 PAYMENT AFTER CHANGE OF CONTROL. Notwithstanding anything to the contrary in the Plan, within thirty (30) days after a Change of Control occurs,
(a) the holder of an Award of Restricted Shares vested under Section 15.1(b) above shall receive a new certificate for such shares without the legend set forth in Section 8 of the Plan (and, in the case only of a Change of Control under Section 15.4.1 of the Plan, such holder shall have the right, but not the obligation, to elect, within ten (10) business days after the Participant has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such shares from the Participant at their then Fair Market Value, (b) the holder of Performance Units shall receive payment of the value of such grants in cash at the highest levels, and (c) in the case only of a Change of Control under Section 15.4.1 of the Plan, the holders of any Stock Options and/or Stock Appreciation Rights shall have the right, but not the obligation, to elect, within ten (10) business days after the Participant has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such Stock Options and/or Stock Appreciation Rights from the Participant for an aggregate amount equal to the then aggregate Fair Market Value of the

Common Stock underlying such Awards tendered, less the aggregate exercise price of such tendered Awards.

     15.3 TERMINATION AS A RESULT OF A CHANGE OF CONTROL. Anything in the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Participant's employment is terminated before such Change of Control and it is reasonably demonstrated by the Participant that such employment termination (a) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control, or (b) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section 15, the Change of Control shall be deemed to have occurred immediately prior to such Participant's employment termination (for all purposes other than those set forth in Section 15.2(c) of the Plan).

     15.4 CHANGE OF CONTROL. For the purpose of this Agreement, "Change of Control" shall mean:

          15.4.1 The acquisition, after the effective date of the Plan, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either
     (a) the shares of the Common Stock, or (b) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition by any individual who, on the effective date of the Plan, beneficially owned 10% or more of the Common Stock, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or (iv) any acquisition by any corporation if, immediately following such acquisition, more than 70% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (entitled to vote generally in the election of directors), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or

          15.4.2 Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease thereafter for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by at least a majority of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

          15.4.3 Approval by the shareholders of the Company of a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 70% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

          15.4.4 Approval by the shareholders of the Company of (a) a complete liquidation or substantial dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary, wholly-owned, directly or indirectly, by the Company.

16. AMENDMENT, SUSPENSION AND TERMINATION.

     16.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, without the consent of such Participant, or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

     16.2 AWARD AGREEMENT MODIFICATIONS. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Performance Units, and/or Restricted Share grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or (c) the performance period or goals in respect of any Performance Units. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

17.  MISCELLANEOUS.

     17.1 TAX WITHHOLDING. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such

Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee.

     17.2 NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

     17.3 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

     17.4 PAYMENTS TO A TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

     17.5 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

     17.6 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     17.7 AWARD AGREEMENTS. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

     17.8 DESIGNATION OF BENEFICIARY. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

     17.9 LEAVES OF ABSENCE/TRANSFERS. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

     17.10 LOANS. Subject to applicable law, the Committee may provide, pursuant to Plan rules, for the Company or any Subsidiary to make loans to Participants to finance the exercise price of any Stock Options, as well as the withholding obligation under Section 17.1 of the Plan and/or the estimated or actual taxes payable by the Participant as a result of the exercise of such Stock Option and the Committee may prescribe the terms and conditions of any such loan.

     17.11 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

     17.12 EFFECTIVE DATE. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and 422 of the Code.

                               FOURTH AMENDMENT TO
                         THE FIRST ALBANY COMPANIES INC.
                          1999 LONG-TERM INCENTIVE PLAN

     WHEREAS, the First Albany Companies Inc. 1999 Long-Term Incentive Plan (the "Plan") was adopted by the Board of Directors (the "Board") of First Albany Companies Inc. (the "Company") on March 26, 1999 and approved by the Company's shareholders on May 18, 1999;

     WHEREAS, on March 18, 2005, the Board authorized an amendment to the Plan to increase the number of shares available for grants under the Plan to 4,200,000 shares, subject to the approval of the Company's shareholders;

     WHEREAS, Section 16.1 of the Plan provides that the Board may amend the Plan at any time and from time to time in such respects as the Board may deem to be in the best interests of the Company or any subsidiary of the Company;

     NOW, THEREFORE, the Plan is, contingent upon the approval of the Company's shareholders, amended in the following respects:

          1. The first sentence of Section 4.2 of the Plan is amended to delete the first sentence and insert in lieu thereof the following:

          "The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 14.2 of the Plan, shall not exceed 4,200,000 shares."

          2. The Amendment will not be effective unless and until it is approved by the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal by the holders of the shares of Common Stock entitled to vote thereat.

                                   APPENDIX B

                           FIRST ALBANY COMPANIES INC.
                         2005 DEFERRED COMPENSATION PLAN
                                FOR KEY EMPLOYEES

                            Effective January 1, 2005

                                     Purpose

     The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of First Albany Companies Inc. and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    Article 1
                                   Definitions

     For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the meanings indicated:

1.1 "Aggregate Vested Balance" or "Aggregate Vested Benefit" shall mean, with respect to the Plan Accounts of any Participant as of a given date, the sum of the amounts that have become vested under all of the Participant's Plan Accounts, as adjusted to reflect all applicable Investment Adjustments and all prior withdrawals and distributions, in accordance with Article 3 of the Plan and the provisions of the applicable Enrollment Forms.

1.2 "Amended Annual Election Form" shall mean the Amended Annual Election Form required by the Committee to be signed and submitted by a Participant to effect a permitted change in the elections previously made by the Participant under any Annual Election Form.

1.3 "Amended Distribution Election Form" shall mean the Amended Distribution Election Form required by the Committee to be signed and submitted by a Participant to effect a permitted change in the Distribution Election previously made by the Participant under any Distribution Election Form.

1.4 "Annual Company Match" shall mean the aggregate amount credited by the Company to a Participant in respect of a particular Plan Year under Section 3.02.


1.5 "Annual Company Match Account" shall mean a Participant's Annual Company Match for a Plan Year, as adjusted to reflect all applicable Investment Adjustments and all prior distributions and withdrawals.

1.6 "Annual Deferral Account" shall mean a Participant's Annual Participant Deferral for a Plan Year, as adjusted to reflect all applicable Investment Adjustments and all prior distributions and withdrawals.

1.7 "Annual Deferral Agreement" shall mean the Annual Deferral Agreement required by the Committee to be signed and submitted by a Participant in connection with the Participant's deferral election with respect to a given Plan Year.

1.8 "Annual Discretionary Allocation" shall mean the aggregate amount credited by the Company to a Participant in respect of a particular Plan Year under
     Section 3.03.

1.9 "Annual Discretionary Allocation Account" shall mean a Participant's Annual Discretionary Allocation for a Plan Year, as adjusted to reflect all applicable Investment Adjustments and all prior distributions and withdrawals.

1.10 "Annual Election Form" shall mean the Annual Election Form required by the Committee to be signed and submitted by a Participant in connection with the Participant's deferral election with respect to a given Plan Year.

1.11 "Annual Participant Deferral" shall mean the aggregate amount deferred by a Participant in respect of a particular Plan Year under Section 3.01.


1.12 "Base Annual Salary" shall mean the annual base salary payable to a Participant by an Employer in cash in respect of services rendered during a Plan Year, including any Elective Deductions, but excluding Bonus Amounts, Commission Payouts or other additional incentives or awards payable to the Participant.

1.13 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 10, that are entitled to receive a Participant's Aggregate Account Balance under this Plan in the event of the Participant's death.

1.14 "Beneficiary Designation Form" shall mean the Beneficiary Designation Form or Amended Beneficiary Designation Form last signed and submitted by a Participant and accepted by the Committee.

1.15 "Board" shall mean the board of directors of the Company.


1.16 "Bonus Amounts" shall mean Discretionary Bonus Amounts and Guaranteed Bonus Amounts.

1.17 "Change in Control" shall mean the earliest to occur of the following events:

     (a) The consummation of any transaction or series of transactions as a result of which any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than an "Excluded Person" (as hereinafter defined) has or obtains ownership or control, directly or indirectly, of fifty percent (50%) or more of the combined voting power of all securities of the Company or any successor or surviving corporation of any merger, consolidation or reorganization involving the Company (the "Voting Securities"). The term "Excluded Person" means any one or more of the following: (i) the Company or any majority-owned subsidiary of the Company, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any majority-owned subsidiary of the Company, (iii) any Person who as of the initial effective date of this Plan owned or controlled, directly or indirectly, ten percent (10%) or more of the then outstanding Voting Securities, or any individual, entity or group that was part of such a Person;


     (b) A merger, consolidation or reorganization involving the Company as a result of which the holders of Voting Securities immediately before such merger, consolidation or reorganization do not immediately following such merger, consolidation or reorganization own or control, directly or indirectly, at least fifty percent (50%) of the Voting Securities in substantially the same proportion as their ownership or control of the Voting Securities immediately before such merger, consolidation or reorganization; or

     (c) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a majority-owned subsidiary of the Company).

1.18 "Claimant" shall have the meaning set forth in Section 13.1.

1.19 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.20 "Commission Payouts" shall mean the amounts payable to a Participant by an Employer in cash in respect of services rendered during a Plan Year under any commission scheme or commission draw arrangement, including any Elective Deductions, but excluding Bonus Amounts, stock-related awards and other non-monetary incentives.

1.21 "Committee" shall mean the committee described in Article 11.

1.22 "Company" shall mean First Albany Companies Inc., a New York corporation, and any successor to all or substantially all of its assets or business.

1.23 "Company Stock" shall mean the common stock, par value $.01 per share, of the Company.

1.24 "Covered Termination" shall mean the Participant's Termination of Employment within two (2) years following a Change in Control as a result of the Participant's resignation for good reason or a termination by the Participant's Employer without cause. For these purposes a Participant's resignation for good reason shall mean a Participant's resignation following (i) a diminution in the Participant's status, title, position or responsibilities, or an assignment to the Participant of duties inconsistent with the Participant's status, title or position other than for cause or (ii) a reduction of more than ten percent (10%) in the Participant's aggregate annualized compensation rate solely as a result of a change adopted unilaterally by the Company. A Participant's resignation shall not be treated as a resignation for good reason unless it occurs after one of the foregoing events and the Participant provides the Employer with written notice of the event within six (6) months of the occurrence of the event and within seven (7) days before the effective date of the Participant's resignation and the Employer shall not have cured such event prior to such resignation. A termination by the Participant's Employer without cause shall mean an involuntary termination of the Participant's employment by Participant's Employer other than a termination for cause. For this purpose, a termination for cause includes any termination by reason of the Participant's (i) willful and continued failure to perform the duties of his or her position after receiving notice of such failure and being given reasonable opportunity to cure such failure; (ii) willful misconduct which is demonstrably and materially injurious to the Employer;
     (iii) conviction of a felony; or (iv) material breach of applicable federal or state securities laws, regulations or licensing requirements or the applicable rules or regulations of any self-regulatory body. No act or failure to act on the part of a Participant shall be considered "willful" unless it is done or omitted to be done in bad faith or without reasonable belief that the action or omission was in the best interest of the Employer. No termination shall be considered a termination for cause unless it is effected by a written notice to the Participant stating in detail the grounds constituting cause.

1.25 "Disability" shall mean a period of disability during which a Participant
     (i) is unable to engage in any substantial gainful activity by reason or any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participant's Employer, all as determined in the sole discretion of the Committee.

1.26 "Disability Benefit" shall mean the benefit set forth in Article 9.

1.27 "Discretionary Bonus Amounts" shall mean such amounts that are determined in the sole discretion of an Employer and are payable in cash to a Participant in respect of services rendered during a Plan Year under any bonus or incentive plan or arrangement of an Employer, including any Elective Deductions, but excluding Commission Payouts, stock-related awards and other non-monetary incentives.

1.28 "Distribution Election" shall mean an election made in accordance with
     Section 5.01.

1.29 "Distribution Election Form" shall mean the Distribution Election Form required by the Committee to be signed and submitted by a Participant with respect to a Distribution Election.

1.30 "Election Form" shall mean, with respect to any Plan Account, the Annual Election Form or the Amended Annual Election Form last signed and submitted by the Participant and accepted by the Committee with respect to that Plan Account.

1.31 "Elective Deductions" shall mean deductions made from a Participant's Base Annual Salary, Bonus Amounts and Commission Payouts for amounts voluntarily deferred or contributed by the Participant pursuant to all qualified and non-qualified compensation deferral plans, including, without limitation, amounts not included in the Participant's gross income under Code Sections 125, 132(f)(4), 402(e)(3) and 402(h), provided, however, that all such amounts would have been payable in cash to the Employee had there been no such plan.

1.32 "Employee" shall mean a person who is an employee of any Employer.

1.33 "Employer" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.34 "Enrollment Forms" shall mean, for any Plan Year, the Annual Deferral Agreement, the Annual Election Form, the Distribution Election Form, the Beneficiary Designation Form, the Subordination Agreement and any other forms or documents which may be required of a Participant by the Committee, in its sole discretion.

1.35 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.36 "Guaranteed Bonus Amounts" shall mean predetermined amounts that are not subject to Employer discretion and are payable in cash to a Participant in respect of services rendered during a Plan Year under any bonus or incentive plan or arrangement of an Employer, including any Elective Deductions, but excluding Commission Payouts, stock-related awards and other non-monetary incentives.

1.37 "Investment Adjustment" shall mean an adjustment made to the balance of any Plan Account in accordance with Section 3.05 to reflect the performance of an Investment Benchmark pursuant to which the value of the Plan Account is measured.

1.38 "Investment Benchmark" shall mean a benchmark made available under the Plan from time to time by the Committee for purposes of valuing Plan Accounts.


1.39 "Participant" shall mean any eligible Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs the applicable Enrollment Forms (and other forms required by the Committee), (iv) whose signed Enrollment Forms (and other required forms) are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose participation has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.40 "Plan" shall mean the First Albany Companies Inc. 2005 Deferred Compensation Plan for Key Employees, which shall be evidenced by this instrument and by each Enrollment Form, as they may be amended from time to time.

1.41 "Plan Accounts" shall mean the Annual Deferral Accounts, Annual Company Match Accounts and Annual Discretionary Allocation Accounts established under the Plan.


1.42 "Plan Year" shall mean the period beginning on January 1 of each year and ending December 31.

1.43 "Reporting Person" shall mean an Employee who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.


1.44 "Restricted Investment Benchmark" means an Investment Benchmark which is designated as a Restricted Investment Benchmark by the Committee at the time such Investment Benchmark is initially made available under the Plan.

1.45 "Specified Employee" shall mean a key employee (as defined in Code Section 416(i) without regard to paragraph (5) thereof) of the Company.

1.46 "Subordinated Amount" shall mean, with respect to a Plan Year, that portion of a Participant's Annual Participant Deferral, Annual Discretionary Allocation and Annual Company Match that are subject to the restrictions and limitations set forth in the Subordination Agreement executed by the Participant in respect of such Plan Year. A Participant's Subordinated Amount shall not include (i) any portion of the Participant's Annual Participant Deferral, Annual Discretionary Allocation and Annual Company Match that is allocated to an Investment Benchmark that tracks the performance of First Albany Companies Inc. Common Stock or that is otherwise payable in shares of First Albany Companies Inc. Common Stock or
     (ii) any earnings credited to a Participant's Annual Participant Deferral Account, Annual Discretionary Allocation Account or Annual Company Match Account. Subordinated

     Amounts shall be determined based on a Participant's Information. Subordinated Amounts shall be determined based on the Investment Benchmark election made by a Participant at the time of annual enrollment." For each Participant that is a party to a Subordination Agreement for a given Plan Year, the Company shall, as soon as practicable after the end of such Plan Year, notify the New York Stock Exchange of the Subordinated Amount that was credited to the Participant's Plan Accounts in respect of such Plan Year.

1.47 "Subordination Agreement" means the New York Stock Exchange Subordination Agreement required by the Committee to be signed and submitted by a Participant in connection with the Participant's deferral election with respect to a given Plan Year.

1.48 "Survivor Benefit" shall mean the benefit set forth in Article 6.


1.49 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason.


1.50 "Trust" shall mean the trust established in accordance with Article 14.


1.51 "Unforeseeable Financial Emergency" shall mean a severe financial hardship to the Participant resulting from (i) an illness or accident of the Participant, the Participant's spouse or a dependent (as defined in section 152(a) of the Code) of the Participant, (ii) loss of the Participant's property due to casualty, or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee. In making its determination the Committee shall be guided by the prevailing authorities applicable under the Code.

1.52 "Vested Account Balance" shall mean, with respect to any Plan Account as of a given date, the sum of the amounts that have become vested, as adjusted to reflect all applicable Investment Adjustments and all prior withdrawals and distributions, in accordance with Article 3 of the Plan and the provisions of applicable Enrollment Forms.

1.53 "Years of Service" shall mean the total number of full Plan Years during which a Participant has been continuously employed by one or more Employers. Any partial Plan Year during which a Participant has been employed by an Employer shall not be counted.

                                    Article 2
                       Eligibility, Selection, Enrollment

     2.01 Selection by Committee. Participation in the Plan shall be limited to a select group of management or highly compensated Employees of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, the Employees who shall be eligible to make an Annual Participant Deferral and/or receive an Annual Discretionary Allocation in respect of each Plan Year. The Committee's selection of an Employee to make an Annual Participant Deferral and/or receive an Annual Discretionary Allocation in respect of a particular Plan Year will not entitle that Employee to make an Annual Participant Deferral or receive an Annual Discretionary Allocation for any subsequent Plan Year, unless the Employee is again selected by the Committee to make an Annual Participant Deferral and/or receive an Annual Discretionary Allocation for such subsequent Plan Year.

     2.02 Enrollment Requirements. As a condition to being eligible to make an Annual Participant Deferral for any Plan Year, each selected Employee shall complete, execute and return to the Committee each of the required Enrollment Forms (including without limitation, the Subordination Agreement) no later than the last day of the immediately preceding Plan Year (or such earlier date as the Committee may establish from time to time). Notwithstanding the foregoing, (i) in the case of an Employee who first becomes eligible to participate in the Plan during any Plan Year, such Employee shall complete, execute and return to the Committee each of the required Enrollment Forms (including without limitation, the Subordination Agreement) no later than 30 days following the date on which such Employee first becomes eligible to participate in the Plan (or such earlier date as the Committee may establish from time to time) provided that such Annual Participant Deferral shall apply only with respect to services performed subsequent to the time such Enrollment Forms are filed with the Committee and
(ii) in the case of any performance-based compensation (as such term is used in Section 409A of the Code) based on services performed over a period of at least 12 months, the Enrollment Forms with respect to such performance-based compensation must be filed no later than 6 months before the end of the performance period (or such earlier date as the Committee may establish from time to time). In addition, each selected Employee shall have on file with the Committee a completed Beneficiary Designation Form prior to the date specified by the Committee, and the Committee shall establish from time to time such other enrollment requirements as it determines necessary, in its sole discretion.

     2.03 Commencement of Participation. Provided an Employee selected to make an Annual Participant Deferral in respect of a particular Plan Year has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, the Employee's designated deferrals shall commence as of the date established by the Committee in its sole discretion. In addition, an Employee's eligibility to make deferrals for a Plan Year is expressly conditioned on the approval by the New York Stock Exchange of the Subordination Agreement executed by the Employee in respect of such Plan Year. If an Employee fails to meet all such requirements within the specified time period with respect to any Plan Year, the Employee shall not be eligible to make any deferrals for that Plan Year.

     2.04 Subsequent Elections. The Enrollment Forms submitted by a Participant in respect of a particular Plan Year will not be effective with respect to any subsequent Plan Year, except that the Beneficiary Designation Form on file with the Committee will remain effective for all subsequent Plan Years unless and until an Amended Beneficiary Designation Form is submitted. If an Employee is selected to participate in the Plan for a subsequent Plan Year and the required Enrollment Forms are not timely delivered for the subsequent Plan Year, the Participant shall not be eligible to make any deferrals with respect to such subsequent Plan Year.

     2.05 Termination of Participation and/or Deferrals. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any Annual Participant Deferral, Annual Company Match and Annual Discretionary Allocation not yet credited to the Participant's Plan Accounts and/or (ii) immediately distribute the Participant's then Aggregate Vested Balance as a Termination Benefit and terminate the Participant's participation in the Plan. Any Annual Company Match and/or Annual Discretionary Allocation credited on behalf of the Participant that is not vested prior to the date of the Committee's determination shall be forfeited by the Participant. If the Committee chooses to terminate the Participant's participation in the Plan, the Committee may, in its sole discretion, select the Participant to participate in the Plan at such time in the future as the Participant again becomes a member of the select group described above. If a Participant's Employer terminates the Participant's employment for cause (as described in Section 1.24), then, (i) the Participant's participation in the Plan shall automatically terminate, (ii) the Committee shall distribute to the Participant, in a single lump sum, the remainder of the Participant's Annual Participant Deferrals that were credited to the Participant's Plan Accounts prior to the date of termination after adjustment for all prior withdrawals and distributions within ninety days of such termination, or, in the case of a Specified Employee, 6 months after the date of such termination and (iii) all other amounts in any of the Participant's Plan Accounts shall be forfeited by the Participant. In addition, if an Employee's eligibility to make deferrals for a Plan Year is expressly conditioned on the approval by the New York Stock Exchange of a Subordination Agreement executed by the Employee in respect of such Plan Year and the New York Stock Exchange declines to issue such approval, the Committee shall have the right, in its sole discretion, to (i) terminate any Annual Participant Deferral and Annual Company Match in respect of such Plan Year and (ii) immediately distribute to the Participant any Subordinated Amounts that have already been credited to the Participant's Plan Accounts in respect of such Plan Year. Any distribution made pursuant to this Section 2.05 may be subject to deferred distribution pursuant to Section 5.03.

                                    Article 3
               Participant Deferrals, Commitments, Company Match,
                    Investment Adjustments, Taxes and Vesting

3.01 Participant Deferrals.

     (a) Deferral Election. A Participant may make an election to defer the receipt of amounts payable to the Participant in the form of Base Annual Salary, Bonus Amounts and Commission Payouts for services rendered during a Plan Year. The Participant's election shall be evidenced by an Annual Deferral Agreement and Annual Election Form completed and submitted to the Committee in accordance with such procedures and time frames as may be established by the Committee in its sole discretion. Amounts deferred by a Participant in respect of services rendered during a Plan Year shall be referred to collectively as an Annual Participant Deferral and shall be credited to an Annual Deferral Account established in the name of the Participant. A separate Annual Deferral Account shall be established and maintained for each Annual Participant Deferral. The Committee shall have sole discretion to determine in respect of each Plan Year:
(i) whether a Participant shall be eligible to make an Annual Participant Deferral; (ii) the form(s) of compensation which may be the subject of any Annual Participant Deferral; and (iii) any other terms and conditions applicable to the Annual Participant Deferral.

     (b) Minimum Deferral. (i) Minimum. For each Plan Year the Committee may permit a Participant to elect to defer, as his or her Annual Participant Deferral, one or more of the following forms of compensation, payable to the Participant with respect to the Plan Year but not yet received, in the following minimum amounts:

                              Minimum
          Deferral             Amount
          --------            -------
Base Annual Salary             $3,000
Guaranteed Bonus Amounts       $3,000
Discretionary Bonus Amounts    $3,000
Commission Payouts             $3,000

     If an election is made for less than stated minimum amounts, or if no election is made, the amount deferred shall be zero.

          (ii) Short Plan Year. If a Participant first becomes a Participant after the first day of a Plan Year, the minimum deferral of each of the Participant's Base Annual Salary, Bonus Amounts and Commission Payouts shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

     (c) Maximum Deferral. (i) The Committee may permit a Participant to elect to defer, as his or her Annual Participant Deferral, one or more of the following forms of compensation, payable to the Participant with respect to the Plan Year but not yet received, up to the following maximum percentages:

                                   Maximum
          Deferral               Percentage
          --------               ----------
Base Annual Salary                   50%
Guaranteed Bonus Amounts             50%
Discretionary Bonus Amounts          50%
Commission Payouts                   50%

     (d) Deferral Designations.

          (i) Base Annual Salary. A Participant may designate the amount of the Annual Participant Deferral to be deducted from his or her Base Annual Salary as either a percentage of his or her

     Base Annual Salary, a fixed dollar amount or a percentage of base salary up to a fixed dollar amount. Such amount shall be withheld from each regularly scheduled Base Annual Salary payment in equal amounts.

          (ii) Bonus Amounts. A Participant may designate the amount of the Annual Participant Deferral to be deducted from his or her Bonus Amounts as either a percentage or a fixed dollar amount of specified Bonus Amounts expected by the Participant. If a Participant designates the Annual Participant Deferral to be deducted from any Bonus Amount as a fixed dollar amount and such fixed dollar amount exceeds the Bonus Amount actually payable to the Participant, the entire amount of such Bonus Amount shall be withheld.

          (iii) Commission Payouts. A Participant may designate the amount of the Annual Participant Deferral to be deducted from his or her Commission Payouts as either a percentage of his or her Commission Payouts, a fixed dollar amount or a percentage of commission Payouts up to fixed dollar amount. Such amount shall be withheld from the Commission Payout portion of each regularly scheduled Commission Payout payment in equal amounts.

     (e) Reporting Persons. Notwithstanding anything in this Section 3.01 to the contrary, a participant who is a Reporting Person shall no longer be permitted to elect to defer receipt of amounts payable to such Reporting Person in the form of Base Annual Salary or Commission Payouts, but shall continue to be permitted to defer receipt of amounts payable in the form of Bonus Amounts, in accordance with Paragraph (d)(ii) above.

3.02 Annual Company Match. A Participant may be credited with one or more Company matches in respect of any Plan Year, expressed as a percentage of the amount of Base Annual Salary, Bonus Amounts, Commission Payouts or any combination of the foregoing deferred by the Participant pursuant to the Participant's Annual Participant Deferral for the Plan Year. Such Company matches credited to a Participant in respect of a Plan Year shall be referred to collectively as the Annual Company Match for that Plan Year and shall be credited to an Annual Company Match Account in the name of the Participant. A separate Annual Company Match Account shall be established and maintained for each Annual Company Match. The Board shall have sole discretion to determine in respect of each Plan Year and each Participant: (i) whether any Annual Company Match shall be made; (ii) the Participant(s) who shall be entitled to such Annual Company Match; (iii) the amount of such Annual Company Match; (iv) the date(s) on which any portion of such Annual Company Match shall be credited to each Participant's Annual Company Match Account; (v) the Investment Benchmark(s) that shall apply to such Annual Company Match; and (v) any other terms and conditions applicable to such Annual Company Match.

          (a) Special Rule For Reporting Persons. The Annual Company Match, if any, shall be credited to the Annual Company Match Account of a Participant who is a Reporting Person at the same time that the amounts giving rise to such Annual Company Match are credited to such Reporting Person's Annual Deferral Account.

3.03 Annual Discretionary Allocation. A Participant may be credited with one or more discretionary allocations in respect of any Plan Year, expressed as either a flat dollar amount or as a percentage of the Participant's Base Annual Salary, Bonus Amounts, Commission Payouts or any combination of the foregoing. Such discretionary allocations credited to a Participant in respect of a Plan Year shall be referred to collectively as the Annual Discretionary Allocation for that Plan Year and shall be credited to an Annual Discretionary Allocation Account in the name of the Participant. A separate Annual Discretionary Allocation Account shall be established and maintained for each Annual Discretionary Allocation. The Board shall have sole discretion to determine in respect of each Plan Year and each Participant: (i) whether any Annual Discretionary Allocation shall be made; (ii) the Participant(s) who shall be entitled to such Annual Discretionary Allocation; (iii) the amount of such Annual Discretionary Allocation; (iv) the date(s) on which any portion of such Annual Discretionary Allocation shall be credited to each Participant's Annual Discretionary Allocation Account; (v) the Investment Benchmark(s) that shall apply to such Annual Discretionary Allocation; and (v) any other terms and conditions applicable to such Annual Discretionary Allocation.

3.04 Selection of Investment Benchmarks. In connection with a Participant's election to make an Annual Participant Deferral in respect of a Plan Year, the Participant shall select one or more Investment Benchmarks and the percentage of the Participant's Annual Deferral Account, Annual Company Match Account (if any) and Annual Discretionary Allocation Account (if any) for such Plan Year to be adjusted to reflect the performance of each selected Investment Benchmark; provided, however, that a Participant's ability to select Investment Benchmarks with respect to his or her Annual Company Match Account and/or Annual Discretionary Allocation Account is subject to, and may be limited by, the Board's discretion under Sections 3.02 and 3.03 to designate the Investment Benchmarks that shall apply to all or a portion of such Annual Company

Match Account and/or Annual Discretionary Allocation Account. All selections of Investment Benchmarks shall be in multiples of 10% unless the Committee determines that lower increments are acceptable. A Participant may make changes in his or her selected Investment Benchmarks with respect to any Plan Account at such times as the Committee may designate by completing and submitting to the Committee an Amended Election Form in accordance with such procedures and time frames as may be established from time to time at the sole discretion of the Committee; provided, however, that in no event shall the Committee permit a Participant to reallocate any Subordinated Amounts to an Investment Benchmark that tracks the performance of First Albany Companies Inc. Common Stock nor shall the Committee permit a Participant to reallocate any portion of his Plan Account from an Investment Benchmark that tracks the performance of First Albany Companies Inc. Common Stock to another Investment Benchmark offered under the Plan. The Committee, in its sole discretion, may place additional limits on a Participant's ability to make changes with respect to certain Investment Benchmarks.

     Notwithstanding the foregoing, in no event shall a Participant who is a Reporting Person be permitted to elect to have an Investment Benchmark that tracks the performance of First Albany Companies Inc. Common Stock apply to any portion of his or her Annual Deferral Accounts.

3.05 Adjustment of Plan Accounts. While a Participant's Plan Accounts do not represent the Participant's ownership of, or any ownership interest in, any particular assets, the Participant's Plan Accounts shall be adjusted in accordance with the Investment Benchmark(s), subject to the conditions and procedures set forth herein or established by the Committee from time to time. Any cash earnings generated under an Investment Benchmark (such as interest and cash dividends and distributions) shall, at the Committee's sole discretion, either be deemed to be reinvested in that Investment Benchmark or reinvested in one or more other Investment Benchmark(s) designated by the Committee. All notional acquisitions and dispositions of Investment Benchmarks under a Participant's Plan Accounts shall be deemed to occur at such times as the Committee shall determine to be administratively feasible in its sole discretion and the Participant's Plan Accounts shall be adjusted accordingly. In addition, a Participant's Plan Accounts may be adjusted from time to time, in accordance with procedures and practices established by the Committee, in its sole discretion, to reflect any notional transactional costs and other fees and expenses relating to the deemed investment, disposition or carrying of any Investment Benchmark for the Participant's Plan Accounts. Adjustments made in accordance herewith shall be referred to as Investment Adjustments. Notwithstanding anything to the contrary, any Investment Adjustments made to any Plan Account following a Change in Control shall be made in a manner no less favorable to Participants than the practices and procedures employed under the Plan, or as otherwise in effect, as of the date of the Change in Control.

3.06 FICA and Other Taxes.


     (a) Annual Deferral Amounts. For each Plan Year in which an Annual Participant Deferral is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary, Bonus Amounts, and/or Commission Payouts that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes; provided, however, that the Committee may reduce the Annual Participant Deferral if necessary to comply with applicable withholding requirements.

     (b) Distributions. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

3.07 Vesting. (a) Forfeiture of Unvested Amounts. As of the date of a Participant's Termination of Employment, Disability or death, the amounts credited to each of the Participant's Plan Accounts shall be reduced by the amount which has not become vested in accordance with the vesting provisions set forth below and in the Annual Deferral Agreement and/or the document announcing an Annual Discretionary Allocation (if any) applicable to such Plan Account, and such unvested amounts shall be forfeited by the Participant.

     (b) Vesting of Amounts. The Participant shall be vested in the amounts credited to his or her Annual Deferral Account and Annual Company Match Account in respect of each given Plan Year as set forth in the Annual Deferral Agreement pertaining to such Plan Year. The Participant shall be vested in the amounts credited to his or her Annual Discretionary Allocation Account in respect of each given Plan Year as set forth in the document announcing the Annual Discretionary Allocation for such Plan Year. The vesting terms set forth in each Annual Deferral Agreement and Annual Discretionary Allocation announcement shall be established by the Committee in its sole discretion and may vary for each

Participant and each Plan Year. Such vesting terms may, in the Committee's discretion, provide for acceleration of vesting upon a Change in Control.

     (c) Vesting After Covered Termination. Unless otherwise specifically provided under the terms of a particular Annual Deferral Agreement and/or the document announcing an Annual Discretionary Allocation (if any), in the event of a Participant's Covered Termination, such Participant, as of the effective date of such Covered Termination, shall be 100% vested in all amounts credited to each of the Participant's Plan Accounts, as adjusted for the applicable Investment Adjustments and all prior withdrawals and distributions.

     (d) Vesting Upon Plan Termination. In the event of a termination of the Plan as it relates to any Participant, all amounts credited to any and all Plan Accounts of such Participant as of the effective date of such termination shall be 100% vested.

     (e) Acceleration of Vesting by Committee. Notwithstanding anything to the contrary contained in the Plan, any Annual Deferral Agreement and/or any document announcing an Annual Discretionary Allocation, the Committee shall have the authority, exercisable in its sole discretion, to accelerate the vesting of any amounts credited to any Plan Account of any Participant and any such acceleration shall be evidenced by a written notice to the Participant setting forth in detail the Plan Account(s) and the amounts affected by the Committee's decision to accelerate vesting and the terms of the new vesting schedule applicable to such amounts.

                                    Article 4
                             Suspension of Deferrals

4.01 Unforeseeable Financial Emergencies. If a Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to suspend any deferrals required to be made by the Participant. The Committee shall determine, in its sole discretion, whether to approve the Participant's petition. If the petition for a suspension is approved, suspension shall take effect upon the date of approval.

4.02 Disability. From and after the date that a Participant is deemed have suffered a Disability, any standing deferral election of the Participant shall automatically be suspended and no further deferrals shall be made with respect to the Participant.

4.03 Resumption of Deferrals. If deferrals by a Participant have been suspended during a Plan Year due to an Unforeseeable Financial Emergency or a Disability, the Participant will not be eligible to make any further deferrals in respect of that Plan Year. The Participant may be eligible to make deferrals for subsequent Plan Years provided the Participant is selected to make deferrals for such subsequent Plan Years and the Participant complies with the election requirements under the Plan.

                                    Article 5
                          Distribution of Plan Accounts

5.01 Distribution Elections. (a) Initial Elections. The Participant shall make a Distribution Election at the time he or she makes an Annual Deferral Election with respect to a given Plan Year and/or at the time an Annual Discretionary Allocation (if any) is credited to the Participant's Annual Discretionary Allocation Account for a given Plan Year, to have the Vested Account Balance of the Participant's respective Plan Accounts for that Plan Year distributed in either

          (i) A single lump sum as of the first April 15 after the end of either the third (3rd), fourth (4th), fifth (5th), sixth (6th) seventh (7th) eighth (8th), ninth (9th) or tenth (10th) Plan Year following the Plan Year in respect of which the Annual Deferral Election was made and/or the Annual Discretionary Allocation (if any) was credited; or

          (ii) Substantially equal annual installments commencing no earlier than the first April 15 after the end of the third (3rd) Plan Year following the Plan Year in respect of which the Annual Deferral Election was made and ending no later than the first April 15 after the end of the tenth (10th) Plan Year following the Plan Year in respect of which the Annual Deferral Election was made and/or the Annual Discretionary Allocation (if any) was credited.

     (b) Subsequent Elections. Subject to any restrictions that may be imposed by the Committee, a Participant may amend his or her Distribution Election with respect to any Plan Account by completing and submitting to the Committee within such time frame as the Committee may designate, an Amended Distribution Election Form; provided, however, that such Amended Election Form (i) is submitted no later than April 15 of the Plan Year prior to the Plan Year in which distribution of the Vested Account Balance of such Plan Account was scheduled to be made in accordance with the Participant's original Distribution Election,
(ii) shall not take effect until 12 months after the date on which such Amended Election Form is filed, (iii) specifies a new distribution date (or a new initial distribution date in the case of installment distributions) that is no less than the April 15th that is five (5) years after the original distribution date (or the original initial distribution date in the case of installment distributions) and (iv) such Amended Election Form is approved and accepted by the Committee in its sole discretion. A Participant may amend his or her Distribution Election to change the distribution method from a lump sum to installments, but not from installments to a lump sum, and may not choose a distribution date that is later than April 15 of the tenth (10th) Plan Year following the end of the Plan Year in respect of which the Annual Deferral Election was made. Notwithstanding a Participant's Distribution Election with respect to the Vested Account Balance of any Plan Account, some or all of such Vested Account Balance may be subject to deferred distribution pursuant to
Section 5.03.

5.02 Withdrawal in the Event of an Unforeseeable Financial Emergency. Subject to
Section 5.03 in the event that a Participant or (after a Participant's death) a Participant's Beneficiary experiences an Unforeseeable Financial Emergency, the Participant or Beneficiary may petition the Committee to receive a partial or full payout of amounts credited to one or more of the Participant's Plan Accounts. The Committee shall determine, in its sole discretion, whether the requested payout shall be made, the amount of the payout and the Plan Accounts from which the payout will be made; provided, however, that the payout shall not exceed the lesser of the Participant's Aggregate Vested Benefit or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. In making any determinations under this Section 5.02, the Committee shall be guided by the prevailing authorities under the Code and shall take into account the extent to which such Unforeseeable Financial Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). If, subject to the sole discretion of the Committee, the petition for a payout is approved, the payout shall be made within ninety (90) days of the date of approval.

5.03 Distribution Restrictions.

     (a) Restricted Investment Benchmarks. Notwithstanding anything to the contrary contained in this Plan or in any Enrollment Form, Amended Distribution Election Form or any other document, the Committee may impose limitations and restrictions on the payment of amounts allocated by a Participant to any Restricted Investment Benchmark(s) and may defer payment of those amounts for such time periods as the Committee determines, in its good faith judgment, to be consistent with the nature of the investment on which such Restricted Investment Benchmark is based. The Committee shall determine the amounts affected, the nature of the limitations and restrictions on benefit payments, and the length of deferral and time of payment of such amounts.

     (b) Subordinated Amounts. Notwithstanding anything to the contrary contained in this Plan or in any Enrollment Form, Amended Distribution Election Form or any other document, distributions of Subordinated Amounts under the Plan shall be subject to any constraints, restrictions and limitations imposed under the applicable Subordination Agreement(s) executed by the Participant in accordance with Section 2.02, including without limitation, the restriction on distribution of such Subordinated Amounts prior to the twelve (12)-month anniversary of the date of allocation. For this purpose, the date of allocation shall be deemed to be the last day of the Plan Year in which a Subordinated Amount is credited to a Participant's Plan Accounts. Such Subordination Agreement(s) shall be incorporated into and become a part of the Plan.

5.04 Valuation of Plan Accounts Pending Distribution. To the extent that the distribution of any portion of any Plan Account is deferred, whether pursuant to the limitations imposed under this Article 5 or for any other reason, any amounts remaining to the credit of the Plan Account shall continue to be adjusted by the applicable Investment Adjustments in accordance with Article 3.

5.05 Form of Payment. Distributions under the Plan shall be paid in cash in a single lump sum; except, however, that the Committee may provide, in its discretion, that any distribution attributable to the portion of a Plan Account that is deemed invested in an Investment Benchmark that tracks that value of Company Stock shall be paid in shares of Company Stock.

                                    Article 6
                                Survivor Benefit

6.01 Survivor Benefit. Subject to Article 5, a Participant's Beneficiary shall receive a Survivor Benefit equal to the Participant's Aggregate Vested Balance, if the Participant dies before he or she has received a complete distribution of his or her Aggregate Vested Benefit.

6.02 Payment of Survivor Benefit. The Survivor Benefit shall be payable to the Beneficiary indicated on the Participant's Beneficiary Designation Form in a lump sum payment, provided, however that if the Participant's Aggregate Vested Balance at the time of his or her death is greater than $25,000, payment may be made, in the sole discretion of the Committee, in a lump sum or in annual installment payments that do not exceed five (5) years in duration. Subject to
Article 5, the lump sum payment shall be made, or installment payments shall commence, no later than ninety (90) days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

                                   Article 7
                               Disability Benefit

7.01 Disability Benefit. Notwithstanding any Distribution Election under Article 5, a Participant suffering a Disability shall receive a Disability Benefit equal to his or her Aggregate Vested Balance. Subject to Article 5, the Disability Benefit shall be paid in a lump sum within ninety (90) days of the Committee's determination of Disability.

                                    Article 8
                             Beneficiary Designation

8.01 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

8.02 Beneficiary Designation; Change; Spousal Consent. A Participant shall designate his or her Beneficiary by completing and signing a Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and submitting to the Committee an Amended Beneficiary Designation Form in accordance with the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of an Amended Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

8.03 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

8.04 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's Aggregate Vested Benefit, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

8.05 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

8.06 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and each of the Participant's Annual Deferral Agreements shall terminate upon such full payment of benefits.

                                    Article 9
                                Leave of Absence

9.01 Paid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the appropriate amounts shall continue to be withheld from the Participant's compensation pursuant to the Participant's then current Annual Election Form.

9.02 Unpaid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   Article 10
                     Termination, Amendment or Modification

10.01 Termination. Although the Employers anticipate that they will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and to terminate the Plan, at any time, with respect to its participating Employees by action of its board of directors. Upon the termination of the Plan with respect to any Employer, subject to Section 5.03, all amounts credited to each of the Plan Accounts of each affected Participant shall be 100% vested and shall be paid to the Participant or, in the case of the Participant's death, to the Participant's Beneficiary, in a lump sum notwithstanding any elections made by the Participant, and the Annual Deferral Agreements relating to each of the Participant's Plan Accounts shall terminate upon full payment of such Aggregate Vested Balance.

10.02 Amendment. The Company may, at any time, amend or modify the Plan in whole or in part with respect to any or all Employers by the actions of the Committee; provided, however, that (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Aggregate Vested Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification and (ii) except as specifically provided in Section 10.01, no amendment or modification shall be made after a Change in Control which adversely affects the vesting, calculation or payment of benefits hereunder or diminishes any other rights or protections any Participant or Beneficiary would have had but for such amendment or modification, unless each affected Participant or Beneficiary consents in writing to such amendment.

10.03 Effect of Payment. The full payment of the applicable benefit under the provisions of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and each of the Participant's Annual Deferral Agreements shall terminate.

                                   Article 11
                                 Administration

11.01 Committee Duties. This Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

11.02 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

11.03 Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

11.04 Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee, and any Employee to whom duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members or any such Employee.

11.05 Employer Information. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                   Article 12
                          Other Benefits and Agreements

          The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   Article 13
                                Claims Procedures

13.01 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

13.02 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

               (i) the specific reason(s) for the denial of the claim, or any part of it;

               (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

               (iii) a description of any additional material or information necessary for the Claimant to
                    perfect the claim, and an explanation of why such material or information is necessary; and

               (iv) an explanation of the claim review procedure set forth in
                    Section 13.03 below.

13.03 Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

13.04 Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

13.05 Arbitration. A Claimant's compliance with the foregoing provisions of this
Article 13 is a mandatory prerequisite to a Claimant's right to commence any arbitration with respect to any claim for benefits under this Plan. Any and all claims that are not resolved to the satisfaction of a Claimant under the above provisions of this Article 13 shall be subject to arbitration conducted in Albany, New York before a panel of three (3) arbitrators pursuant to rules of the National Association of Securities Dealers. Unless otherwise provided herein each party shall bear its own costs and expenses in connection with such arbitration and the parties shall contribute equally the arbitrator's fees. The arbitrator's decision in any dispute shall be final and binding and shall not be subject to appeal or judicial review.

                                   Article 14
                                      Trust

     14.01 Establishment of the Trust. The Company may establish one or more Trusts to which the Employers may transfer such assets as the Employers determine in their sole discretion to assist in meeting their obligations under the Plan; provided, however, that in no event may Trust assets be used to satisfy any obligations arising in connection with Subordinated Amounts.

     14.02 Interrelationship of the Plan and the Trust. The provisions of the Plan and the relevant Annual Deferral Agreements shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust.

     14.03 Distributions From the Trust. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Agreement.

                                   Article 15
                                  Miscellaneous

     15.01 Status of Plan. The Plan is intended to be (i) a "nonqualifed deferred compensation plan" within the meaning of Code Section 409A, (ii) a plan that is not qualified within the meaning of Code Section 401(a) and (iii) a plan that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent. All Plan Accounts and all credits and other adjustments to such Plan Accounts shall be bookkeeping entries only and shall be utilized solely as a device for the measurement and determination of amounts to be paid under the Plan. No Plan Accounts, credits or other adjustments under the Plan shall be interpreted as an indication that any benefits under the Plan are in any way funded.

     15.02 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's, assets, shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

     15.03 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Annual Deferral Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Annual Deferral Agreement.

     15.04 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

     15.05 Not a Contract of Employment. The terms and conditions of this Plan and the Annual Deferral Agreements under this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except as otherwise provided in a written employment agreement. Nothing in this Plan or any Annual Deferral Agreement shall be deemed to give a Participant the right to be retained in the service of any Employer as an Employee or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

     15.06 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

     15.07 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

     15.08 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     15.09 Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of New York without regard to its conflicts of laws principles.

     15.10 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                First Albany Companies Inc.
                30 South Pearl Street
                Albany, New York 12207
                Attn: General Counsel

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

     15.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

     15.12 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

     15.13 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

     15.14 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

     15.15 Distribution in the Event of Taxation. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall, subject to Section 5.03, distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Aggregate Vested Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

     15.16 Insurance. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

     15.17 Legal Fees To Enforce Rights After Change in Control. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of the Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company or the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, arbitration or litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any arbitration, litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any arbitration, litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

                                   ADDENDUM TO
                           FIRST ALBANY COMPANIES INC.
                         2005 DEFERRED COMPENSATION PLAN
                                FOR KEY EMPLOYEES

Addendum, effective as of December 31, 2004, to the First Albany Companies Inc. 2005 Deferred Compensation Plan For Key Employees (together with this Addendum and as amended and in effect from time to time, the "Plan"). Capitalized terms used herein without definition shall have the meanings assigned thereto in the Plan.

     1.   The following sentence is hereby added after the first sentence of
          Section 2.02 of the Plan:

          "Notwithstanding the foregoing, with respect to the Base Annual Salary or Commission Payout in respect of the 2005 Plan Year, a Participant who is a Reporting Person shall be permitted to complete, execute and return to the Committee each of the required Enrollment Forms (including without limitation, the Subordination Agreement) no later than February 28, 2005; provided that such deferral election shall apply only with respect to services performed subsequent to the time such Enrollment Forms are filed with the Committee."

     2. The following sentence is hereby added at the end of Section 3.01(e) of the Plan:

          "Notwithstanding the foregoing, a Participant who is a Reporting Person shall be permitted to elect to defer receipt of amounts payable to such Reporting Person in the form of Base Annual Salary or Commission Payout in respect of the 2005 Plan Year."

                                   APPENDIX C

                           FIRST ALBANY COMPANIES INC.
                         2005 DEFERRED COMPENSATION PLAN
             FOR PROFESSIONAL AND OTHER HIGHLY COMPENSATED EMPLOYEES

                            Effective January 1, 2005

                                     PURPOSE

          The purpose of this Plan is to provide eligible Employees the opportunity to defer receipt of a portion of their salary, bonuses and commissions in order to defer taxes on such compensation and save for planned events during employment, and to provide incentives, in the form of Matching Contributions, for such Employees to remain in the employ of the Company during periods of deferral. This Plan is not intended to provide a source of retirement income to Employees. This Plan shall be unfunded for tax purposes and is exempt from ERISA.

                                    Article 1
                                   Definitions

          For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the meanings indicated:

1.1 "Aggregate Vested Balance" or "Aggregate Vested Benefit" shall mean, with respect to the Plan Accounts of any Participant as of a given date, the sum of the amounts that have become vested under all of the Participant's Plan Accounts, as adjusted to reflect all applicable Investment Adjustments and all prior withdrawals and distributions, in accordance with Article 3 of the Plan and the provisions of the applicable Enrollment Forms.

1.2 "Amended Annual Election Form" shall mean the Amended Annual Election Form required by the Committee to be signed and submitted by a Participant to effect a permitted change in the elections previously made by the Participant under any Annual Election Form.

1.3  [Reserved].

1.4 "Annual Company Match" shall mean the aggregate amount credited by the Company to a Participant in respect of a particular Plan Year under Section 3.02.

1.5 "Annual Company Match Account" shall mean a Participant's Annual Company Match for a Plan Year, as adjusted to reflect all applicable Investment Adjustments and all prior distributions and withdrawals.

1.6 "Annual Deferral Account" shall mean a Participant's Annual Participant Deferral for a Plan Year, as adjusted to reflect all applicable Investment Adjustments and all prior distributions and withdrawals.

1.7 "Annual Deferral Agreement" shall mean the Annual Deferral Agreement required by the Committee to be signed and submitted by a Participant in connection with the Participant's deferral election with respect to a given Plan Year.

1.8 "Annual Discretionary Allocation" shall mean the aggregate amount credited by the Company to a Participant in respect of a particular Plan Year under
     Section 3.03.

1.9 "Annual Discretionary Allocation Account" shall mean a Participant's Annual Discretionary Allocation for a Plan Year, as adjusted to reflect all applicable Investment Adjustments and all prior distributions and withdrawals.

1.10 "Annual Election Form" shall mean the Annual Election Form required by the Committee to be signed and submitted by a Participant in connection with the Participant's deferral election with respect to a given Plan Year.

1.11 "Annual Participant Deferral" shall mean the aggregate amount deferred by a Participant in respect of a particular Plan Year under Section 3.01.

1.12 "Base Annual Salary" shall mean the annual base salary payable to a Participant by an Employer in cash in respect of services rendered during a Plan Year, including any Elective Deductions, but excluding Bonus Amounts, Commission Payouts or other additional incentives or awards payable to the Participant.

1.13 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 10, that are entitled to receive a Participant's Aggregate Account Balance under this Plan in the event of the Participant's death.

1.14 "Beneficiary Designation Form" shall mean the Beneficiary Designation Form or Amended Beneficiary Designation Form last signed and submitted by a Participant and accepted by the Committee.

1.15 "Board" shall mean the board of directors of the Company.

1.16 "Bonus Amounts" shall mean Discretionary Bonus Amounts and Guaranteed Bonus Amounts.

1.17 "Change in Control" shall mean the earliest to occur of the following events:

     (a) The consummation of any transaction or series of transactions as a result of which any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than an "Excluded Person" (as hereinafter defined) has or obtains ownership or control, directly or indirectly, of fifty percent (50%) or more of the combined voting power of all securities of the Company or any successor or surviving corporation of any merger, consolidation or reorganization involving the Company (the "Voting Securities"). The term "Excluded Person" means any one or more of the following: (i) the Company or any majority-owned subsidiary of the Company, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any majority-owned subsidiary of the Company, (iii) any Person who as of the initial effective date of this Plan owned or controlled, directly or indirectly, ten percent (10%) or more of the then outstanding Voting Securities, or any individual, entity or group that was part of such a Person;

     (b) A merger, consolidation or reorganization involving the Company as a result of which the holders of Voting Securities immediately before such merger, consolidation or reorganization do not immediately following such merger, consolidation or reorganization own or control, directly or indirectly, at least fifty percent (50%) of the Voting Securities in substantially the same proportion as their ownership or control of the Voting Securities immediately before such merger, consolidation or reorganization; or

     (c) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a majority-owned subsidiary of the Company).

1.18 "Claimant" shall have the meaning set forth in Section 13.1.

1.19 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.20 "Commission Payouts" shall mean the amounts payable to a Participant by an Employer in cash in respect of services rendered during a Plan Year under any commission scheme or commission draw arrangement, including any Elective Deductions, but excluding Bonus Amounts, stock-related awards and other non-monetary incentives.

1.21 "Committee" shall mean the committee described in Article 11.

1.22 "Company" shall mean First Albany Companies Inc., a New York corporation, and any successor to all or substantially all of its assets or business.

1.23 "Company Stock" shall mean the common stock, par value $.01 per share, of the Company.

1.24 "Covered Termination" shall mean the Participant's Termination of Employment within two (2) years following a Change in Control as a result of the Participant's resignation for good reason or a termination by the Participant's Employer without cause. For these purposes a Participant's resignation for good reason shall mean a Participant's resignation following (i) a diminution in the Participant's status, title, position or responsibilities, or an assignment to the Participant of duties inconsistent with the Participant's status, title or position other than for cause or (ii) a reduction of more than ten percent (10%) in the Participant's aggregate annualized compensation rate solely as a result of a change adopted unilaterally by the Company. A Participant's resignation shall not be treated as a resignation for good reason unless it occurs after one of the foregoing events and the Participant provides the Employer with written notice of the event within six (6) months of the occurrence of the event and within seven
     (7) days before the effective date of the Participant's resignation and the Employer shall not have cured such event prior to such resignation. A termination by the Participant's Employer without cause shall mean an involuntary termination of the Participant's employment by Participant's Employer other than a termination for cause. For this purpose, a termination for cause includes any termination by reason of the Participant's (i) willful and continued failure to perform the duties of his or her position after receiving notice of such failure and being given reasonable opportunity to cure such failure; (ii) willful misconduct which is demonstrably and materially injurious to the Employer; (iii) conviction of a felony; or (iv) material breach of applicable federal or state securities laws, regulations or licensing requirements or the applicable rules or regulations of any self-regulatory body. No act or failure to act on the part of a Participant shall be considered "willful" unless it is done or omitted to be done in bad faith or without reasonable belief that the action or omission was in the best interest of the Employer. No termination shall be considered a termination for cause unless it is effected by a written notice to the Participant stating in detail the grounds constituting cause.

1.25 "Disability" shall mean a period of disability during which a Participant
     (i) is unable to engage in any substantial gainful activity by reason or any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participant's Employer, all as determined in the sole discretion of the Committee.

1.26 "Disability Benefit" shall mean the benefit set forth in Article 9.

1.27 "Discretionary Bonus Amounts" shall mean such amounts that are determined in the sole discretion of an Employer and are payable in cash to a Participant in respect of services rendered during a Plan Year under any bonus or incentive plan or arrangement of an Employer, including any Elective Deductions, but excluding Commission Payouts, stock-related awards and other non-monetary incentives.

1.28 "Distribution Election" shall mean an election made in accordance with
     Section 5.01.

1.29 "Distribution Election Form" shall mean the Distribution Election Form required by the Committee to be signed and submitted by a Participant with respect to a Distribution Election.

1.30 "Election Form" shall mean, with respect to any Plan Account, the Annual Election Form or the Amended Annual Election Form last signed and submitted by the Participant and accepted by the Committee with respect to that Plan Account.

1.31 "Elective Deductions" shall mean deductions made from a Participant's Base Annual Salary, Bonus Amounts and Commission Payouts for amounts voluntarily deferred or contributed by the Participant pursuant to all qualified and non-qualified compensation deferral plans, including, without limitation, amounts not included in the Participant's gross income under Code Sections 125, 132(f)(4), 402(e)(3) and 402(h), provided, however, that all such amounts would have been payable in cash to the Employee had there been no such plan.

1.32 "Employee" shall mean a person who is an employee of any Employer.

1.33 "Employer" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.34 "Enrollment Forms" shall mean, for any Plan Year, the Annual Deferral Agreement, the Annual Election Form, the Distribution Election Form, the Beneficiary Designation Form, the Subordination Agreement and any other forms or documents which may be required of a Participant by the Committee, in its sole discretion.

1.35 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.36 "Guaranteed Bonus Amounts" shall mean predetermined amounts that are not subject to Employer discretion and are payable in cash to a Participant in respect of services rendered during a Plan Year under any bonus or incentive plan or arrangement of an Employer, including any Elective Deductions, but excluding Commission Payouts, stock-related awards and other non-monetary incentives.

1.37 "Investment Adjustment" shall mean an adjustment made to the balance of any Plan Account in accordance with Section 3.05 to reflect the performance of an Investment Benchmark pursuant to which the value of the Plan Account is measured.

1.38 "Investment Benchmark" shall mean a benchmark made available under the Plan from time to time by the Committee for purposes of valuing Plan Accounts.

1.39 "Key Employee" shall mean, with respect to any Plan Year, an Employee who has been selected to participate in the First Albany Companies, Inc. Deferred Compensation Plan For Key Employees for that Plan Year.

1.40 "Participant" shall mean any eligible Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs the applicable Enrollment Forms (and other forms required by the Committee), (iv) whose signed Enrollment Forms (and other required forms) are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose participation has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.41 "Plan" shall mean the First Albany Companies Inc. 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees, which shall be evidenced by this instrument and by each Enrollment Form, as they may be amended from time to time.

1.42 "Plan Accounts" shall mean the Annual Deferral Accounts, Annual Company Match Accounts and Annual Discretionary Allocation Accounts established under the Plan.

1.43 "Plan Year" shall mean the period beginning on January 1 of each year and ending December 31.

1.44 "Restricted Investment Benchmark" means an Investment Benchmark which is designated as a Restricted Investment Benchmark by the Committee at the time such Investment Benchmark is initially made available under the Plan.

1.45 "Specified Employee" shall mean a key employee (as defined in Code Section 416(i) without regard to paragraph (5) thereof) of the Company.

1.46 "Subordination Agreement" means the New York Stock Exchange Subordination Agreement required by the Committee to be signed and submitted by a Participant in connection with the Participant's deferral election with respect to a given Plan Year.

1.47 "Subordinated Amount" shall mean, with respect to a Plan Year, that portion of a Participant's Annual Participant Deferral, Annual Discretionary Allocation and Annual Company Match that are subject to the restrictions and limitations set forth in the Subordination Agreement executed by the Participant in respect of such Plan Year. A Participant's Subordinated Amount shall not include (i) any portion of the Participant's Annual Participant Deferral, Annual Discretionary Allocation and Annual Company Match that is allocated to an Investment Benchmark that tracks the performance of First Albany Companies Inc. Common Stock or that is otherwise payable in shares of First Albany Companies Inc. Common Stock or
     (ii) any earnings credited to a Participant's Annual Participant Deferral Account, Annual Discretionary Allocation Account or Annual Company Match Account. Subordinated Amounts shall be determined based on the Investment Benchmark election made by a Participant at the time of annual enrollment." For each Participant that is a party to a Subordination Agreement for a given Plan Year, the Company shall, as soon as practicable after the end of such Plan Year, notify the New York Stock Exchange of the Subordinated Amount that was credited to the Participant's Plan Accounts in respect of such Plan Year.

1.48 "Survivor Benefit" shall mean the benefit set forth in Article 6.

1.49 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason.

1.50 "Trust" shall mean the trust established in accordance with Article 14.

1.51 "Unforeseeable Financial Emergency" shall mean a severe financial hardship to the Participant resulting from (i) an illness or accident of the Participant, the Participant's spouse or a dependent (as defined in section 152(a) of the Code) of the Participant, (ii) loss of the Participant's property due to casualty, or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee. In making its determination the Committee shall be guided by the prevailing authorities applicable under the Code.

1.52 "Vested Account Balance" shall mean, with respect to any Plan Account as of a given date, the sum of the amounts that have become vested, as adjusted to reflect all applicable Investment Adjustments and all prior withdrawals and distributions, in accordance with Article 3 of the Plan and the provisions of applicable Enrollment Forms.

1.53 "Years of Service" shall mean the total number of full Plan Years during which a Participant has been continuously employed by one or more Employers. Any partial Plan Year during which a Participant has been employed by an Employer shall not be counted.

                                    Article 2
                       Eligibility, Selection, Enrollment

     2.01 Eligibility; Selection by Committee. All Employees, other than Key Employees, are eligible to participate in the Plan in any particular Plan Year. For each Plan Year, the Committee shall select, in its sole discretion, the Employees who shall be given the opportunity to make an Annual Participant Deferral and/or receive an Annual Discretionary Allocation in respect of that Plan Year. The Committee's selection of an Employee to make an Annual Participant Deferral and/or receive an Annual Discretionary Allocation in respect of a particular Plan Year will not entitle that Employee to make an Annual Participant Deferral or receive an Annual Discretionary Allocation for any subsequent Plan Year, unless the Employee is again selected by the Committee to make an Annual Participant Deferral and/or receive an Annual Discretionary Allocation for such subsequent Plan Year.

     2.02 Enrollment Requirements. As a condition to being eligible to make an Annual Participant Deferral for any Plan Year, each selected Employee shall complete, execute and return to the Committee each of the required Enrollment Forms (including without limitation, the Subordination Agreement) no later than the last day of the immediately preceding Plan Year (or such earlier date as the Committee may establish from time to time). Notwithstanding the foregoing, (i) in the case of an Employee who first becomes eligible to participate in the Plan during any Plan Year, such Employee shall complete, execute and return to the Committee each of the required Enrollment Forms (including without limitation, the Subordination Agreement) no later than 30 days following the date on which such Employee first becomes eligible to participate in the Plan (or such earlier date as the Committee may establish from time to time) provided that such Annual Participant Deferral shall apply only with respect to services performed subsequent to the time such Enrollment Forms are filed with the Committee and
(ii) in the case of any performance-based compensation (as such term is used in Section 409A of the Code) based on services performed over a period of at least 12 months, the Enrollment Forms with respect to such performance-based compensation must be filed no later than 6 months before the end of the performance period (or such earlier date as the Committee may establish from time to time). In addition, each selected Employee shall have on file with the Committee a completed Beneficiary Designation Form prior to the date specified by the Committee, and the Committee shall establish from time to time such other enrollment requirements as it determines necessary, in its sole discretion.

     2.03 Commencement of Participation. Provided an Employee selected to make an Annual Participant Deferral in respect of a particular Plan Year has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, the Employee's designated deferrals shall commence as of the date established by the Committee in its sole discretion. If an Employee fails to meet all such requirements within the specified time period with respect to any Plan Year, the Employee shall not be eligible to make any deferrals for that Plan Year. In addition, an Employee's eligibility to make deferrals for a Plan Year is expressly conditioned on the approval by the New York Stock Exchange of the Subordination Agreement executed by the Employee in respect of such Plan Year.

     2.04 Subsequent Elections. The Enrollment Forms submitted by a Participant in respect of a particular Plan Year will not be effective with respect to any subsequent Plan Year, except that the Beneficiary Designation Form on file with the Committee will remain effective for all subsequent Plan Years unless and until an Amended Beneficiary Designation Form is submitted. If an Employee is selected to participate in the Plan for a subsequent Plan Year and the required Enrollment Forms are not timely delivered for the subsequent Plan Year, the Participant shall not be eligible to make any deferrals with respect to such subsequent Plan Year.

     2.05 Termination of Participation and/or Deferrals. If a Participant's Employer terminates the Participant's employment for cause (as described in Section 1.24), then, (i) the Participant's participation in the Plan shall automatically terminate, (ii) the Committee shall distribute to the Participant, in a single lump sum, the remainder of the Participant's Annual Participant Deferrals that were credited to the Participant's Plan Accounts prior to the date of termination after adjustment for all prior withdrawals and distributions within ninety days of such termination, or, in the case of a Specified Employee, 6 months after the date of such termination and (iii) all other amounts in any of the Participant's Plan Accounts (including without limitation, any investment gains on Annual Participant Deferrals) shall be forfeited by the Participant. In addition, if an Employee's eligibility to make deferrals for a Plan Year is expressly conditioned on the approval by the New York Stock Exchange of a Subordination Agreement executed by the Employee in respect of such Plan Year and the New York Stock Exchange declines to issue such approval, the Committee shall have the right, in its sole discretion, to (i) terminate any Annual Participant Deferral and Annual Company Match in respect of such Plan Year and
(ii)
immediately distribute to the Participant any Subordinated Amounts that have already been credited to the Participant's Plan Accounts in respect of such Plan Year. Any distribution made pursuant to this Section 2.05 may be subject to deferred distribution pursuant to Section 5.03.

                                    Article 3
               Participant Deferrals, Commitments, Company Match,
                   Investment Adjustments, Taxes and Vesting

     3.01 Participant Deferrals.

               (a) Deferral Election. A Participant may make an election to defer the receipt of amounts payable to the Participant in the form of Base Annual Salary, Bonus Amounts and Commission Payouts for services rendered during a Plan Year. The Participant's election shall be evidenced by an Annual Deferral Agreement and Annual Election Form completed and submitted to the Committee in accordance with such procedures and time frames as may be established by the Committee in its sole discretion. Amounts deferred by a Participant in respect of services rendered during a Plan Year shall be referred to collectively as an Annual Participant Deferral and shall be credited to an Annual Deferral Account established in the name of the Participant. A separate Annual Deferral Account shall be established and maintained for each Annual Participant Deferral. The Committee shall have sole discretion to determine in respect of each Plan Year: (i) whether an Employee shall be eligible to make an Annual Participant Deferral; (ii) the form(s) of compensation which may be the subject of any Annual Participant Deferral; and (iii) any other terms and conditions applicable to the Annual Participant Deferral.

               (b) Minimum Deferral.

                    (i) Minimum. For each Plan Year the Committee may permit a Participant to elect to defer, as his or her Annual Participant Deferral, one or more of the following forms of compensation, payable with respect to the Plan but not yet received, in the following minimum amounts:

                              Minimum
          Deferral             Amount
          --------            -------
Base Annual Salary             $3,000
Guaranteed Bonus Amounts       $3,000
Discretionary Bonus Amounts    $3,000
Commission Payouts             $3,000

          If an election is made for less than stated minimum amounts, or if no election is made, the amount deferred shall be zero.

                    (ii) Short Plan Year. If a Participant first becomes a Participant after the first day of a Plan Year, the minimum deferral of each of the

          Participant's Base Annual Salary, Bonus Amounts and Commission Payouts shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

               (c) Maximum Deferral. For each Plan Year, the Committee may permit a Participant to elect to defer, as his or her Annual Participant Deferral, one or more of the following forms of compensation, payable to the Participant with respect to the Plan Year but not yet received, up to the following maximum percentages:

                                 Maximum
          Deferral             Percentage
          --------             ----------
Base Annual Salary                 50%
Guaranteed Bonus Amounts           50%
Discretionary Bonus Amounts        50%
Commission Payouts                 50%

               (d) Deferral Designations.

                    (i) Base Annual Salary. A Participant may designate the amount of the Annual Participant Deferral to be deducted from his or her Base Annual Salary as either a percentage of his or her Base Annual Salary, a fixed dollar amount or a percentage of Base Annual Salary up to a fixed dollar amount. Such amount shall be withheld from each regularly scheduled Base Annual Salary payment in equal amounts.

                    (ii) Bonus Amounts. A Participant may designate the amount of the Annual Participant Deferral to be deducted from his or her Bonus Amounts as either a percentage or a fixed dollar amount of specified Bonus Amounts expected by the Participant. If a Participant designates the Annual Participant Deferral to be deducted from any Bonus Amount as a fixed dollar amount and such fixed dollar amount exceeds the Bonus Amount actually payable to the Participant, the entire amount of such Bonus Amount shall be withheld.

                    (iii) Commission Payouts. A Participant may designate the amount of the Annual Participant Deferral to be deducted from his or her Commission Payouts as either a percentage of his or her Commission Payouts, a fixed dollar amount or a percentage of his or her Commission Payouts up to a fixed dollar amount. Such amount shall be withheld from the Commission Payout portion of each regularly scheduled Commission Payout payment in equal amounts.

     3.02 Annual Company Match. A Participant may be credited with one or more Company matches in respect of any Plan Year, expressed as a percentage of the amount of Base

Annual Salary, Bonus Amounts, Commission Payouts or any combination of the foregoing deferred by the Participant pursuant to the Participant's Annual Participant Deferral for the Plan Year. Such Company matches credited to a Participant in respect of a Plan Year shall be referred to collectively as the Annual Company Match for that Plan Year and shall be credited to an Annual Company Match Account in the name of the Participant. A separate Annual Company Match Account shall be established and maintained for each Annual Company Match. The Board shall have sole discretion to determine in respect of each Plan Year and each Participant: (i) whether any Annual Company Match shall be made; (ii) the Participant(s) who shall be entitled to such Annual Company Match; (iii) the amount of such Annual Company Match; (iv) the date(s) on which any portion of such Annual Company Match shall be credited to each Participant's Annual Company Match Account; (v) the Investment Benchmark(s) that shall apply to such Annual Company Match; and (v) any other terms and conditions applicable to such Annual Company Match.

     3.03 Annual Discretionary Allocation. A Participant may be credited with one or more discretionary allocations in respect of any Plan Year, expressed as either a flat dollar amount or as a percentage of the Participant's Base Annual Salary, Bonus Amounts, Commission Payouts or any combination of the foregoing. Such discretionary allocations credited to a Participant in respect of a Plan Year shall be referred to collectively as the Annual Discretionary Allocation for that Plan Year and shall be credited to an Annual Discretionary Allocation Account in the name of the Participant. A separate Annual Discretionary Allocation Account shall be established and maintained for each Annual Discretionary Allocation. The Board shall have sole discretion to determine in respect of each Plan Year and each Participant: (i) whether any Annual Discretionary Allocation shall be made; (ii) the Participant(s) who shall be entitled to such Annual Discretionary Allocation; (iii) the amount of such Annual Discretionary Allocation; (iv) the date(s) on which any portion of such Annual Discretionary Allocation shall be credited to each Participant's Annual Discretionary Allocation Account; (v) the Investment Benchmark(s) that shall apply to such Annual Discretionary Allocation; and (v) any other terms and conditions applicable to such Annual Discretionary Allocation.

     3.04 Selection of Investment Benchmarks. In connection with a Participant's election to make an Annual Participant Deferral in respect of a Plan Year, the Participant shall select one or more Investment Benchmarks and the percentage of the Participant's Annual Deferral Account, Annual Company Match Account (if any) and Annual Discretionary Allocation Account (if any) for such Plan Year to be adjusted to reflect the performance of each selected Investment Benchmark; provided, however, that a Participant's ability to select Investment Benchmarks with respect to his or her Annual Company Match Account and/or Annual Discretionary Allocation Account is subject to, and may be limited by, the Board's discretion under Sections 3.02 and 3.03 to designate the Investment Benchmarks that shall apply to all or a portion of such Annual Company Match Account and/or Annual Discretionary Allocation Account. All selections of Investment Benchmarks shall be in multiples of 10% unless the Committee determines that lower increments are acceptable. A Participant may make changes in his or her selected Investment Benchmarks with respect to any Plan Account at such times as the Committee may designate by completing and submitting to the Committee an Amended Election Form in accordance with such procedures and time frames as may be established from time to time at the sole discretion of the Committee; provided, however, that in no event shall the Committee permit a Participant to reallocate any Subordinated Amounts to an Investment

Benchmark that tracks the performance of First Albany Companies Inc. Common Stock nor shall the Committee permit a Participant to reallocate any portion of his Plan Account from an Investment Benchmark that tracks the performance of First Albany Companies Inc. Common Stock to another Investment Benchmark offered under the Plan. The Committee, in its sole discretion, may place additional limits on a Participant's ability to make changes with respect to certain Investment Benchmarks.

     3.05 Adjustment of Plan Accounts. While a Participant's Plan Accounts do not represent the Participant's ownership of, or any ownership interest in, any particular assets, the Participant's Plan Accounts shall be adjusted in accordance with the Investment Benchmark(s), subject to the conditions and procedures set forth herein or established by the Committee from time to time. Any cash earnings generated under an Investment Benchmark (such as interest and cash dividends and distributions) shall, at the Committee's sole discretion, either be deemed to be reinvested in that Investment Benchmark or reinvested in one or more other Investment Benchmark(s) designated by the Committee. All notional acquisitions and dispositions of Investment Benchmarks under a Participant's Plan Accounts shall be deemed to occur at such times as the Committee shall determine to be administratively feasible in its sole discretion and the Participant's Plan Accounts shall be adjusted accordingly. In addition, a Participant's Plan Accounts may be adjusted from time to time, in accordance with procedures and practices established by the Committee, in its sole discretion, to reflect any notional transactional costs and other fees and expenses relating to the deemed investment, disposition or carrying of any Investment Benchmark for the Participant's Plan Accounts. Adjustments made in accordance herewith shall be referred to as Investment Adjustments. Notwithstanding anything to the contrary, any Investment Adjustments made to any Plan Account following a Change in Control shall be made in a manner no less favorable to Participants than the practices and procedures employed under the Plan, or as otherwise in effect, as of the date of the Change in Control.

     3.06 FICA and Other Taxes.

               (a) Annual Deferral Amounts. For each Plan Year in which an Annual Participant Deferral is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary, Bonus Amounts, and/or Commission Payouts that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes; provided, however, that the Committee may reduce the Annual Participant Deferral if necessary to comply with applicable withholding requirements.

               (b) Distributions. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

     3.07 Vesting; Forfeitures.

               (a) Forfeiture of Matching Contributions Upon Termination. In the event a Participant incurs a Termination of Employment, Disability or death prior to receiving a complete distribution of amounts credited to his or her Annual Company Match Account, all amounts remaining in such Annual Company Match Account as of the date of such Termination of Employment, Disability or death shall be forfeited by the Participant.

               (b) Forfeiture of Unvested Participant Deferrals and Discretionary Allocations . As of the date of a Participant's Termination of Employment, Disability or death, the amounts credited to the Participant's Annual Deferral Account and Annual Discretionary Allocation Account shall be reduced by the amount that has not become vested in accordance with the vesting provisions set forth below and in the Annual Deferral Agreement and/or the document announcing an Annual Discretionary Allocation (if any) applicable to such Account, and such unvested amounts shall be forfeited by the Participant.

               (c) Vesting of Amounts in Annual Deferral Account and Annual Discretionary Allocation Account. The Participant shall be vested in the amounts credited to his or her Annual Deferral Account in respect of each given Plan Year as set forth in the Annual Deferral Agreement pertaining to such Plan Year. The Participant shall be vested in the amounts credited to his or her Annual Discretionary Allocation Account in respect of each given Plan Year as set forth in the document announcing the Annual Discretionary Allocation for such Plan Year. The vesting terms set forth in each Annual Deferral Agreement and Annual Discretionary Allocation announcement shall be established by the Committee in its sole discretion and may vary for each Participant and each Plan Year. Such vesting terms may, in the Committee's discretion, provide for acceleration of vesting upon a Change in Control.

               (d) Vesting After Covered Termination. Notwithstanding any of the foregoing, unless otherwise specifically provided under the terms of a particular Annual Deferral Agreement and/or the document announcing an Annual Discretionary Allocation (if any), in the event of a Participant's Covered Termination, as of the effective date of such Covered Termination, all amounts credited to each of the Participant's Plan Accounts, as adjusted for the applicable Investment Adjustments and all prior withdrawals and distributions, shall be 100% vested and non-forfeitable.

               (e) Vesting Upon Plan Termination. In the event of a termination of the Plan as it relates to any Participant, all amounts credited to any and all Plan Accounts of such Participant as of the effective date of such termination shall be 100% vested and non-forfeitable.

               (f) Acceleration of Vesting by Committee. Notwithstanding anything to the contrary contained in the Plan, any Annual Deferral Agreement and/or any document announcing an Annual Discretionary Allocation, the Committee shall have the authority, exercisable in its sole discretion, to accelerate the vesting of any amounts credited to the Annual Deferral Account or Annual Discretionary Allocation Account of any Participant and any such acceleration shall be evidenced by a written notice to the

     Participant setting forth in detail the Plan Account(s) and the amounts affected by the Committee's decision to accelerate vesting and the terms of the new vesting schedule applicable to such amounts.

                                    Article 4
                             Suspension of Deferrals

     4.01 Unforeseeable Financial Emergencies. If a Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to suspend any deferrals required to be made by the Participant. The Committee shall determine, in its sole discretion, whether to approve the Participant's petition. If the petition for a suspension is approved, suspension shall take effect upon the date of approval.

     4.02 Disability. From and after the date that a Participant is deemed have suffered a Disability, any standing deferral election of the Participant shall automatically be suspended and no further deferrals shall be made with respect to the Participant.

     4.03 Resumption of Deferrals. If deferrals by a Participant have been suspended during a Plan Year due to an Unforeseeable Financial Emergency or a Disability, the Participant will not be eligible to make any further deferrals in respect of that Plan Year. The Participant may be eligible to make deferrals for subsequent Plan Years provided the Participant is selected to make deferrals for such subsequent Plan Years and the Participant complies with the election requirements under the Plan.

                                    Article 5
                         Distribution of Plan Accounts

     5.01 Distribution Elections.

               (a) Initial Elections. The Participant shall make a Distribution Election at the time he or she makes an Annual Deferral Election with respect to a given Plan Year and/or at the time an Annual Discretionary Allocation (if any) is credited to the Participant's Annual Discretionary Allocation Account for a given Plan Year, to have the Vested Account Balance of the Participant's respective Plan Accounts for that Plan Year distributed in either

          (i) A single lump sum on or about April 15 of either the third (3rd), fourth (4th), or fifth (5th) Plan Year following the Plan Year in respect of which the Annual Deferral Election was made and/or the Annual Discretionary Allocation (if any) was credited; or

          (ii) Substantially equal annual installments commencing no earlier than April 15 of the third (3rd) Plan Year following the Plan Year in respect of which the Annual Deferral Election was made and ending no later than April 15 of the fifth (5th) Plan Year following the Plan Year in respect of which the

               Annual Deferral Election was made and/or the Annual Discretionary Allocation (if any) was credited.

               (b) Prohibition on Subsequent Elections. Unless otherwise determined by the Committee, a Participant shall not be permitted to amend his or her Distribution Election with respect to any Plan Account.

     5.02 Withdrawal in the Event of an Unforeseeable Financial Emergency. Subject to Section 5.03 in the event that a Participant or (after a Participant's death) a Participant's Beneficiary experiences an Unforeseeable Financial Emergency, the Participant or Beneficiary may petition the Committee to receive a partial or full payout of amounts credited to one or more of the Participant's Plan Accounts. The Committee shall determine, in its sole discretion, whether the requested payout shall be made, the amount of the payout and the Plan Accounts from which the payout will be made; provided, however, that the payout shall not exceed the lesser of the Participant's Aggregate Vested Benefit or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. In making any determinations under this Section 5.02, the Committee shall be guided by the prevailing authorities under the Code and shall take into account the extent to which such Unforeseeable Financial Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). If, subject to the sole discretion of the Committee, the petition for a payout is approved, the payout shall be made within ninety (90) days of the date of approval.

     5.03 Distribution Restrictions.

               (a) Restricted Investment Benchmarks. Notwithstanding anything to the contrary contained in this Plan or in any Enrollment Form or any other document, the Committee may impose limitations and restrictions on the payment of amounts allocated by a Participant to any Restricted Investment Benchmark(s) and may defer payment of those amounts for such time periods as the Committee determines, in its good faith judgement, to be consistent with the nature of the investment on which such Restricted Investment Benchmark is based. The Committee shall determine the amounts affected, the nature of the limitations and restrictions on benefit payments, and the length of deferral and time of payment of such amounts.

               (b) Subordinated Amounts. Notwithstanding anything to the contrary contained in this Plan or in any Enrollment Form, or any other document, distributions of Subordinated Amounts under the Plan shall be subject to any constraints, restrictions and limitations imposed under the applicable Subordination Agreement(s) executed by the Participant in accordance with Section 2.02, including without limitation, the restriction on distribution of such Subordinated Amounts prior to the twelve (12)-month anniversary of the date of allocation. For this purpose, the date of allocation shall be deemed to be the last day of the Plan Year in which a Subordinated Amount is credited to a Participant's Plan Accounts. Such Subordination Agreement(s) shall be incorporated into and become a part of the Plan.

     5.04 Valuation of Plan Accounts Pending Distribution. To the extent that the distribution of any portion of any Plan Account is deferred, whether pursuant to the limitations imposed under this Article 5 or for any other reason, any amounts remaining to the credit of the Plan Account shall continue to be adjusted by the applicable Investment Adjustments in accordance with
Article 3.

     5.05 Form of Payment. Distributions under the Plan shall be paid in cash in a single lump sum; except, however, that the Committee may provide, in its discretion, that any distribution attributable to the portion of a Plan Account that is deemed invested in an Investment Benchmark that tracks that value of Company Stock shall be paid in shares of Company Stock.

                                    Article 6
                                Survivor Benefit

     6.01 Survivor Benefit. Subject to Article 5, a Participant's Beneficiary shall receive a Survivor Benefit equal to the Participant's Aggregate Vested Balance, if the Participant dies before he or she has received a complete distribution of his or her Aggregate Vested Benefit.

     6.02 Payment of Survivor Benefit. The Survivor Benefit shall be payable to the Beneficiary indicated on the Participant's Beneficiary Designation Form in a lump sum payment, provided, however that if the Participant's Aggregate Vested Balance at the time of his or her death is greater than $25,000, payment may be made, in the sole discretion of the Committee, in a lump sum or in annual installment payments that do not exceed five (5) years in duration. Subject to
Article 5, the lump sum payment shall be made, or installment payments shall commence, no later than ninety (90) days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

                                    Article 7
                               Disability Benefit

     7.01 Disability Benefit. Notwithstanding any Distribution Election under
Article 5, a Participant suffering a Disability shall receive a Disability Benefit equal to his or her Aggregate Vested Balance. Subject to Article 5, the Disability Benefit shall be paid in a lump sum within ninety (90) days of the Committee's determination of Disability.

                                    Article 8
                             Beneficiary Designation

     8.01 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

     8.02 Beneficiary Designation; Change; Spousal Consent. A Participant shall designate his or her Beneficiary by completing and signing a Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and submitting to the Committee an Amended Beneficiary Designation Form in accordance with the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of an Amended Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

     8.03 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

     8.04 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's Aggregate Vested Benefit, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

     8.05 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

     8.06 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and each of the Participant's Annual Deferral Agreements shall terminate upon such full payment of benefits.

                                    Article 9
                                Leave of Absence

     9.01 Paid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the appropriate amounts shall continue to be withheld from the Participant's compensation pursuant to the Participant's then current Annual Election Form.

     9.02 Unpaid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   Article 10
                     Termination, Amendment or Modification

     10.01 Termination. Although the Employers anticipate that they will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and to terminate the Plan, at any time, with respect to its participating Employees by action of its board of directors. Upon the termination of the Plan with respect to any Employer, subject to Section 5.03, all amounts credited to each of the Plan Accounts of each affected Participant shall be 100% vested and shall be paid to the Participant or, in the case of the Participant's death, to the Participant's Beneficiary, in a lump sum notwithstanding any elections made by the Participant, and the Annual Deferral Agreements relating to each of the Participant's Plan Accounts shall terminate upon full payment of such Aggregate Vested Balance.

     10.02 Amendment. The Company may, at any time, amend or modify the Plan in whole or in part with respect to any or all Employers by the actions of the Committee; provided, however, that (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Aggregate Vested Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification and (ii) except as specifically provided in Section 10.01, no amendment or modification shall be made after a Change in Control which adversely affects the vesting, calculation or payment of benefits hereunder or diminishes any other rights or protections any Participant or Beneficiary would have had but for such amendment or modification, unless each affected Participant or Beneficiary consents in writing to such amendment.

     10.03 Effect of Payment. The full payment of the applicable benefit under the provisions of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and each of the Participant's Annual Deferral Agreements shall terminate.

                                   Article 11
                                 Administration

     11.01 Committee Duties. This Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee who are eligible Employees may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

     11.02 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

     11.03 Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

     11.04 Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee, and any Employee to whom duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members or any such Employee.

     11.05 Employer Information. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                   Article 12
                          Other Benefits and Agreements

          The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   Article 13
                                Claims Procedures

     13.01 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

     13.02 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedure set forth in Section
               13.03 below.

     13.03 Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

     13.04 Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

     13.05 Arbitration. A Claimant's compliance with the foregoing provisions of this Article 13 is a mandatory prerequisite to a Claimant's right to commence any arbitration with respect to any claim for benefits under this Plan. Any and all claims that are not resolved to the satisfaction of a Claimant under the above provisions of this Article 13 shall be subject to arbitration conducted in Albany, New York before a panel of three (3) arbitrators pursuant to rules of the National Association of Securities Dealers. Unless otherwise provided herein each party shall bear its own costs and expenses in connection with such arbitration and the parties shall contribute equally the arbitrator's fees. The arbitrator's decision in any dispute shall be final and binding and shall not be subject to appeal or judicial review.

                                   Article 14
                                      Trust

     14.01 Establishment of the Trust. The Company may establish one or more Trusts to which the Employers may transfer such assets as the Employers determine in their sole discretion to assist in meeting their obligations under the Plan; provided, however, that in no event may Trust assets be used to satisfy any obligations arising in connection with Subordinated Amounts.

     14.02 Interrelationship of the Plan and the Trust. The provisions of the Plan and the relevant Annual Deferral Agreements shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust.

     14.03 Distributions From the Trust. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Agreement.

                                   Article 15
                                  Miscellaneous

     15.01 Status of Plan. The Plan is intended to be (i) a "nonqualified deferred compensation plan" within the meaning of Code Section 409A, (ii) an unfunded plan that is not qualified within the meaning of Code Section 401(a) and (iii) a plan that is not intended to be a "pension plan" or an "employee benefit plan," as defined in Sections 3(2) and 3(3) of ERISA, but is instead intended to be exempt from the coverage of ERISA. The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent. All Plan Accounts and all credits and other adjustments to such Plan Accounts shall be bookkeeping entries only and shall be utilized solely as a device for the measurement and determination of amounts to be paid under the Plan. No Plan Accounts, credits or other adjustments under the Plan shall be interpreted as an indication that any benefits under the Plan are in any way funded.

     15.02 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's, assets, shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

     15.03 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Annual Deferral Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Annual Deferral Agreement.

     15.04 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

     15.05 Not a Contract of Employment. The terms and conditions of this Plan and the Annual Deferral Agreements under this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except as otherwise provided in a written employment agreement. Nothing in this Plan or any Annual Deferral Agreement shall be deemed to give a Participant the right to be retained in the service of any Employer as an Employee or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

     15.06 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the

Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

     15.07 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

     15.08 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     15.09 Governing Law. The provisions of this Plan shall be construed and interpreted according to the internal laws of the State of New York without regard to its conflicts of laws principles.

     15.10 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

               First Albany Companies Inc.
               30 South Pearl Street
               Albany, New York 12207
               Attn: General Counsel

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

     15.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

     15.12 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

     15.13 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

     15.14 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

     15.15 Distribution in the Event of Taxation. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall, subject to Section 5.03, distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Aggregate Vested Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

     15.16 Insurance. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

     15.17 Legal Fees To Enforce Rights After Change in Control. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of the Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company or the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, arbitration or litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any arbitration, litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the

Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any arbitration, litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          FIRST ALBANY COMPANIES INC.

                                 APRIL 28, 2005


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    The Election of Directors:

                              NOMINEES:

[ ]   FOR ALL NOMINEES        ( )   George C. McNamee     (To expire in 2008)
                              ( )   Walter M. Fiederowicz (To expire in 2008)
[ ]   WITHHOLD AUTHORITY      ( )   Shannon P. O'Brien    (To expire in 2008)
      FOR ALL NOMINEES

[ ]   FOR ALL EXCEPT
      (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:


                                                           FOR  AGAINST  ABSTAIN
2.    The approval of the adoption of the Fourth           [ ]    [ ]      [ ]
      Amendment to the First Albany Companies Inc. 1999
      Long-Term Incentive Plan.

3.    The approval of the adoption of the First Albany     [ ]    [ ]      [ ]
      Companies Inc. 2005 Deferred Compensation Plan for
      Key Employees.

4.    The approval of the adoption of the First Albany     [ ]    [ ]      [ ]
      Companies Inc. 2005 Deferred Compensation Plan for
      Professional and Other Highly Compensated
      Employees.

5. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that       [ ]
changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder__________________________________  Date: ___________


Signature of Shareholder__________________________________  Date: ___________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                           FIRST ALBANY COMPANIES INC.
                                  677 BROADWAY
                          ALBANY, NEW YORK 12207-2990

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

George C. McNamee and Alan P. Goldberg, and each of them, as proxies, with full power of substitution, are hereby authorized to represent and to vote, as designated on the reverse side, all common stock of First Albany Companies Inc. held of record by the undersigned on March 11, 2005 at the Annual Meeting of Shareholders to be held at 10:00 A.M. (EDT) on Thursday, April 28, 2005 at the offices of the Company at 677 Broadway, Albany, New York 12207-2990, or at any adjournment thereof. IN THEIR DISCRETION, THE ABOVE-NAMED PROXIES ARE AUTHORIZED TO VOTE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

COMMENTS:

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          FIRST ALBANY COMPANIES INC.

                                 APRIL 28, 2005

                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                     - OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

                                     - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    The Election of Directors:

                              NOMINEES:

[ ]   FOR ALL NOMINEES        ( )   George C. McNamee     (To expire in 2008)
                              ( )   Walter M. Fiederowicz (To expire in 2008)
[ ]   WITHHOLD AUTHORITY      ( )   Shannon P. O'Brien    (To expire in 2008)
      FOR ALL NOMINEES

[ ]   FOR ALL EXCEPT
      (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:


                                                           FOR  AGAINST  ABSTAIN
2.    The approval of the adoption of the Fourth           [ ]    [ ]      [ ]
      Amendment to the First Albany Companies Inc. 1999
      Long-Term Incentive Plan.

3.    The approval of the adoption of the First Albany     [ ]    [ ]      [ ]
      Companies Inc. 2005 Deferred Compensation Plan for
      Key Employees.

4.    The approval of the adoption of the First Albany     [ ]    [ ]      [ ]
      Companies Inc. 2005 Deferred Compensation Plan for
      Professional and Other Highly Compensated
      Employees.

5. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that       [ ]
changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder__________________________________  Date: ___________


Signature of Shareholder__________________________________  Date: ___________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.